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IDS Life Variable Retirement and Combination Retirement Annuities

Prospectus
May 1, 1997

This prospectus describes two individual deferred annuity contracts offered by IDS Life Insurance Company (IDS Life) a subsidiary of American Express Financial Corporation (AEFC). The Variable Retirement Annuity (VRA) is a deferred variable annuity contract in which a single purchase payment accumulates on a variable basis and retirement payments are paid to the owner. The Combination Retirement Annuity (CRA) is a deferred fixed/variable annuity contract in which installment purchase payments are accumulated on a fixed and/or variable basis and retirement payments are paid to the owner. Both can be used for qualified and nonqualified retirement plans.

New Variable Retirement Annuity contracts are not currently being offered.

IDS Life Accounts F, IZ, JZ, G, H, N, KZ, LZ and MZ

Sold by: IDS Life Insurance Company, IDS Tower 10, Minneapolis, MN 55440-0010 Telephone: 800-437-0602.

This prospectus contains the information about the variable accounts that you should know before investing. Refer to "The variable accounts" in this prospectus.

The prospectus is accompanied or preceded by the retirement annuity mutual fund prospectus for IDS Life Aggressive Growth Fund, IDS Life International Equity Fund, IDS Life Capital Resource Fund, IDS Life Managed Fund, IDS Life Special Income Fund, IDS Life Moneyshare Fund, IDS Life Growth Dimensions Fund, IDS Life Global Yield Fund and IDS Life Income Advantage Fund. Please read these documents carefully and keep them for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission, or any state securities commission, nor has the Securities and Exchange Commission or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

IDS Life is not a financial institution and the securities it offers are not deposits or obligations of, or guaranteed or endorsed by any financial institution nor are they insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency.

A Statement of Additional Information (SAI) (incorporated by reference into this prospectus) filed with the Securities and Exchange Commission (SEC) is available without charge by contacting IDS Life at the telephone number above or by completing and sending the order form on the last page of this prospectus. The table of contents of the SAI is on the last page of this prospectus.

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Table of contents

Key terms

The Variable and Combination
 Retirement Annuities in brief

Expense summary

Condensed financial information

Financial statements

Performance information

The variable accounts

The funds
IDS Life  Aggressive  Growth  Fund
IDS Life  International  Equity Fund
IDS Life Capital  Resource  Fund
IDS Life Managed  Fund
IDS Life Special  Income Fund
IDS Life Moneyshare Fund
IDS Life Growth  Dimensions Fund
IDS Life Global Yield Fund
IDS Life Income Advantage Fund

The fixed account

Buying your annuity
The retirement date
Beneficiary
How to make purchase payments

Charges
Contract administrative charge
Mortality and expense risk fee
Surrender charge
Premium taxes

Valuing your investment
Number of units
Accumulation unit value
Net investment factor
Factors that affect variable account
 accumulation units

Making the most of your annuity
Automated  dollar-cost  averaging
Transferring money  between  accounts
Transfer  policies
How to  request  a  transfer  or a surrender

Surrendering your contract
Surrender policies
Receiving payment when you request a surrender

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TSA special surrender provisions

Changing ownership

Benefits in case of death

The annuity payout period
Annuity payout plans
Death after annuity payouts begin

Taxes

Voting rights

Distribution of the contracts

About IDS Life
  Legal Proceedings
Regular and special reports
Services
Table of contents of the Statement of
 Additional Information

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Key terms

These terms can help you understand details about your annuity.

Annuity  -  A  contract   purchased  from  an  insurance   company  that  offers
tax-deferred growth of the investment until earnings are withdrawn and that can be tailored to meet the specific needs of the individual during retirement.

Accumulation unit - A measure of the value of each variable account before annuity payouts begin.

Annuitant - The person on whose life or life expectancy the annuity payouts are based.

Annuity payouts - An amount paid at regular intervals under one of several plans available to the owner and/or any other payee. This amount may be paid on a variable or fixed basis or a combination of both.

Annuity unit - A measure of the value of each variable account used to calculate the annuity payouts.

Beneficiary - The person designated to receive annuity benefits in case of the owner's or annuitant's death.

Close of business - When the New York Stock Exchange (NYSE) closes, normally 3 p.m. Central time.

Code - Internal Revenue Code of 1986, as amended.

Contract value - The total value of your annuity before any applicable surrender charge and any contract administrative charge have been deducted.

Contract year - A period of 12 months, starting on the effective date of your contract and on each anniversary of the effective date.

Fixed account - An account to which you may allocate purchase payments under the Combination Retirement Annuity. Amounts allocated to this account earn interest at rates that are declared periodically by IDS Life.

IDS Life - In this prospectus, "we," "us," "our" and "IDS Life" refer to IDS Life Insurance Company.

Mutual funds (funds) - Nine IDS Life Retirement Annuity mutual funds, each with a different investment objective. (See "The funds.") You may allocate your purchase payments into variable accounts investing in shares of any or all of these funds.

Owner (you, your) - The person who controls the annuity (decides on investment allocations, transfers, annuity payout options, etc.). Usually, but not always, the owner is also the annuitant. The owner is responsible for taxes, regardless of whether he or she receives the annuity's benefits.

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Purchase payments - Payments made to IDS Life for a contract.

Qualified annuity - An annuity purchased for a retirement plan that is subject to applicable federal law and any rules of the plan itself. These plans include:

o  Individual Retirement Annuities (IRAs)
o  Simplified Employee Pension Plans (SEPs)
o  Section 401(k) plans
o Custodial and trusteed pension and profit sharing plans o Tax Sheltered Annuities (TSAs) o Section 457 plans.

All other annuities are considered nonqualified annuities.

Retirement date - The date when annuity payouts are scheduled to begin. This date is first established when you start your contract. You can change it in the future.

Surrender charge - A deferred sales charge that may be applied if you surrender your annuity before the retirement date.

Surrender value - The amount you are entitled to receive if you surrender your annuity. It is the contract value minus any applicable surrender charge and contract administrative charge.

Valuation date - Any normal business day, Monday through Friday, that the NYSE is open. The value of each variable account is calculated at the close of business on each valuation date.

Variable accounts - Nine separate accounts to which you may allocate purchase payments; each invests in shares of one mutual fund. (See "The variable accounts.") The value of your investment in each variable account changes with the performance of the particular fund.

The Variable and Combination Retirement Annuities in brief

Purpose: The Variable and Combination Retirement Annuities are designed to allow you to build up funds for retirement. You do this by making one or more investments (purchase payments) that may earn returns that increase the value of the annuity. Beginning at a specified future date (the retirement date), the annuity provides lifetime or other forms of payouts to you or to anyone you designate.

Ten-day free look: You may return your annuity to your financial advisor or our Minneapolis office within 10 days after it is delivered to you and receive a full refund of the contract value. No charges will be deducted. However, you bear the investment risk from the time of purchase until return of the contract; the refund amount may be more or less than the payment you made. (Exception: If the law so requires, all of your purchase payment will be refunded.)

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Accounts: You may allocate your purchase payments among any or all of:

o nine variable accounts, each of which invests in mutual funds with a particular investment objective. The value of each variable account varies with the performance of the particular fund. We cannot guarantee that the value at the retirement date will equal or exceed the total of purchase payments allocated to the variable accounts. (p.)

o one fixed account (under CRA only), which earns interest at rates that are adjusted periodically by IDS Life. (p.)

Buying the annuity: Your financial advisor will help you complete and submit an application for CRA. Applications are subject to acceptance at our Minneapolis office. You may buy a nonqualified annuity or a qualified annuity including an IRA. Payment may be made either in a lump sum or installments for CRA:

o  Minimum purchase payment - $600 on an annual basis.

o Minimum installment or additional payment - $50 monthly; $23.08 biweekly payroll deductions.

o  Maximum first-year payment(s) -
   Nonqualified:  $25,000.
   Qualified: Two times initial annual gross premium subject to any restrictions.

o  Maximum payment for each subsequent year -
   Nonqualified:  $50,000 excluding rollovers.
   Qualified: Two times initial annual gross premium subject to any restrictions.

Unlike the CRA, VRA was purchased with a single payment. No additional payments are allowed for VRA. (p.)

Transfers: You may redistribute your money among accounts without charge at any time until annuity payouts begin and once per contract year among the variable accounts thereafter. You may establish automated transfers among the fixed and variable account(s), subject to certain restrictions. (p.)

Surrenders: You may surrender all or part of your contract value at any time before the retirement date. You also may establish automated partial surrenders. Surrenders may be subject to charges and tax penalties and may have other tax consequences; also, certain restrictions apply. (p.)

Changing ownership: You may change ownership of a nonqualified annuity by written instruction, however, such changes of nonqualified annuities may have federal income tax consequences. Certain restrictions apply concerning change of ownership of a qualified annuity. (p.)

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Benefits in case of death: If you or the annuitant dies before annuity payouts begin, we will pay the beneficiary an amount at least equal to the contract value. (p.)

Annuity payouts: The contract value of your investment can be applied to an annuity payout plan that begins on the retirement date. You may choose from a variety of plans to make sure that payouts continue as long as they are needed. If you purchased a qualified annuity, the payout schedule must meet requirements of the qualified plan. Payouts may be made on a fixed or variable basis, or both. Total monthly payouts include amounts from each variable account and the fixed account. During the annuity payout period, you cannot be invested in more than five variable accounts at any one time unless we agree otherwise. (p.)

Taxes: Generally, your annuity grows tax-deferred until you surrender it or begin to receive payouts (Under certain circumstances, IRS penalty taxes may apply.) Even if you direct payouts to someone else, you will still be taxed on the income if you are the owner. (p.)

Charges: Your Variable Retirement Annuity is subject to an annual charge of $20 and your Combination Retirement Annuity is subject to an annual charge of $30 for contract administrative services. Both annuities are also subject to a 1% mortality and expense risk charge, a surrender charge and any premium taxes that may be imposed by state or local governments are deducted either from your purchase payments or upon total withdrawal or when annuity payouts begin. (p.)

Expense summary

The purpose of these tables is to help you understand the various costs and expenses associated with VRA and CRA.

You pay no sales charge when you purchase the annuities. All costs that you bear directly or indirectly for the variable accounts and underlying mutual funds are shown below. Some expenses may vary as explained under "Contract charges."

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Variable Retirement Annuity Expenses

        Owner Expenses*

               Surrender Charge**

               (Contingent deferred
                 sales charge as a
                   percentage of
                amount surrendered)    Contract Year    Percentage
               ---------------------------------------------------
                                            1               7%
                                            2               6
                                            3               5
                                            4               4
                                            5               3
                                            6               2
                                            7               1
                                      8 and later           0

               Annual Contract
               Administrative Charge                      $20

        Separate Account Annual Expenses
        (as a percentage of average daily net assets of the underlying fund)

               Mortality and Expense Risk Fee               1%


*Premium taxes imposed by some state and local governments are not reflected in this table.

**The surrender charge is further limited so it will never exceed 8.5% of aggregate purchase payments made to the contract.

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Combination Retirement Annuity Expenses

        Owner Expenses*

               Surrender Charge**

               (Contingent deferred
                 sales charge as a
                   percentage of
                amount surrendered)    Contract Year    Percentage
                                           1-5              7%
                                             6              6
                                             7              5
                                             8              4
                                             9              3
                                            10              2
                                            11              1
                                       12 and later         0

               Annual Contract
               Administrative Charge                      $30

        Separate Account Annual Expenses
        (as a percentage of average daily net assets of the underlying fund)

               Mortality and Expense Risk Fee               1%

*Premium taxes imposed by some state and local governments are not reflected in this table.

**The surrender charge is further limited so it will never exceed 8.5% of aggregate purchase payments made to the contract.

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Combination Retirement Annuity-Select Expenses (University of
Wisconsin TSA plan)

        Owner Expenses*

               Surrender Charge**

               (Contingent deferred
                 sales charge as a
                   percentage of
                amount surrendered)    Contract Year    Percentage
                                           1-3              7%
                                             4              6
                                             5              5
                                             6              4
                                             7              3
                                             8              2
                                        9 and later         0

               Annual Contract
               Administrative Charge                      $30

        Separate Account Annual Expenses
        (as a percentage of average daily net assets of the underlying value)

               Mortality and Expense Risk Fee               1%

*Premium taxes imposed by some state and local governments are not reflected in this table.

**The surrender charge is further limited so it will never exceed 8.5% of aggregate purchase payments made to the contract.

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Combination Retirement Annuity Expenses (American Express
Retirement Services)

        Owner Expenses*

               Surrender Charge**

               (Contingent deferred
                 sales charge as a
                   percentage of
                amount surrendered)    Contract Year    Percentage
               ---------------------------------------------------
                                            1               6%
                                            2               6
                                            3               5
                                            4               4
                                            5               3
                                            6               2
                                            7               1
                                      8 and later           0

               Annual Contract
               Administrative Charge                      $30

        Separate Account Annual Expenses
        (as a percentage of average daily net assets of the underlying value)

               Mortality and Expense Risk Fee               1%

        Annual Operating Expenses of Underlying Mutual Funds (management fees and other expenses deducted as a percentage of average net assets)

                 IDS Life       IDS Life      IDS Life               IDS Life                 IDS Life    IDS Life   IDS Life
                Aggressive   International    Capital     IDS Life   Special    IDS Life       Growth      Global     Income
                  Growth         Equity       Resource    Managed    Income    Moneyshare    Dimensions    Yield     Advantage

Management fees    .60%           .82%          .60%       .59%       .59%       .50%          .63%         .84%        .63%

Other expenses     .09            .16           .08        .07        .10        .06           .22          .62         .54

Total***           .69%           .98%          .68%       .66%       .69%       .56%          .85%        1.46%       1.17%

*Premium taxes imposed by some state and local governments are not reflected in this table.

**The surrender charge is further limited so it will never exceed 8.5% of aggregate purchase payments made to the contract.

***Annualized operating expenses of underlying mutual funds at Dec.
31, 1996.

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Example for the Variable Retirement Annuity:*

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and surrender at the end of each time period:

                 IDS Life       IDS Life      IDS Life               IDS Life                 IDS Life    IDS Life   IDS Life
                Aggressive   International    Capital     IDS Life   Special    IDS Life       Growth      Global     Income
                  Growth         Equity       Resource    Managed    Income    Moneyshare    Dimensions    Yield     Advantage

1 year           $ 90.02        $ 92.78       $ 89.92     $ 89.73    $ 90.02     $ 88.78       $ 91.55     $ 97.36    $ 94.60

3 years           110.02         118.56        109.72      109.13     110.02      106.17        114.74      132.60     124.14

5 years           129.89         114.58        129.38      128.36     129.89      123.24        138.02      168.51     154.11

10 years          205.75         236.91        204.66      202.47     205.75      191.49        223.05      286.57     256.85

You would pay the following expenses on the same investment assuming no surrender or selection of an annuity payout plan at the end of each time period:

                 IDS Life       IDS Life      IDS Life               IDS Life                 IDS Life    IDS Life   IDS Life
                Aggressive   International    Capital     IDS Life   Special    IDS Life       Growth      Global     Income
                  Growth         Equity       Resource    Managed    Income    Moneyshare    Dimensions    Yield     Advantage

1 year           $ 17.76        $ 20.74       $ 17.66     $ 17.46    $ 17.76     $ 16.43       $ 19.40     $ 25.66    $ 22.68

3 years            55.03          64.05         54.71       54.09      55.03       50.97         60.01       78.86      69.93

5 years            94.73         109.93         94.20       93.15      94.73       87.86        103.14      134.68     119.78

10 years          205.75         236.91        204.66      202.47     205.75      191.49        223.05      286.57     256.85

This example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

* In this example, the $20 annual contract administrative charge is approximated as a .043% charge based on our average contract size.

Example for the Combination Retirement Annuity:  **

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and surrender at the end of each time period:

                 IDS Life       IDS Life      IDS Life               IDS Life                 IDS Life    IDS Life   IDS Life
                Aggressive   International    Capital     IDS Life   Special    IDS Life       Growth      Global     Income
                  Growth         Equity       Resource    Managed    Income    Moneyshare    Dimensions    Yield     Advantage

1 year           $ 90.60        $ 93.37       $ 90.51     $ 90.32    $ 90.60     $ 89.36       $ 92.13     $ 97.94    $ 95.18

3 years           133.78         142.12        133.49      132.91     133.78      130.02        138.39      155.83     147.56

5 years           179.73         193.71        179.24      178.27     179.73      173.40        187.47      216.49     202.79

10 years          239.68         269.88        238.62      236.50     239.68      225.86        256.45      317.99     289.20

You would pay the following expenses on the same investment assuming no surrender or selection of an annuity payout plan at the end of each time period:

1 year           $ 18.39        $ 21.36       $ 18.29     $ 18.08    $ 18.39     $ 17.06       $ 20.03     $ 26.28    $ 23.31

3 years            56.93          65.94         56.62       55.99      56.93       52.87         61.90       80.73      71.81

5 years            97.94         113.10         97.42       96.36      97.94       91.09        106.33      137.79     122.93

10 years          212.37         243.35        211.29      209.12     212.37      198.20        229.57      292.74     263.17

This example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

**  In  this  example,  the  $30  annual  contract   administrative   charge  is
approximated as a .104% charge based on our average contract size.

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Example for the Combination Retirement Annuity-Select (University of Wisconsin TSA plan): ***

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and surrender at the end of each time period:

                 IDS Life       IDS Life      IDS Life               IDS Life                 IDS Life    IDS Life   IDS Life
                Aggressive   International    Capital     IDS Life   Special    IDS Life       Growth      Global     Income
                  Growth         Equity       Resource    Managed    Income    Moneyshare    Dimensions    Yield     Advantage

1 year           $ 90.60        $ 93.37       $ 90.51     $ 90.32    $ 90.60     $ 89.36       $ 92.13     $ 97.94    $ 95.18

3 years           133.78         142.12        133.49      132.91     133.78      130.02        138.39      155.83     147.56

5 years           156.36         170.68        155.86      154.87     156.36      149.88        164.28      194.01     179.97

10 years          212.37         243.35        211.29      209.12     212.37      198.20        229.57      292.71     263.17

You would pay the following expenses on the same investment assuming no surrender or selection of an annuity payout plan at the end of each time period:

                 IDS Life       IDS Life      IDS Life               IDS Life                 IDS Life    IDS Life   IDS Life
                Aggressive   International    Capital     IDS Life   Special    IDS Life       Growth      Global     Income
                  Growth         Equity       Resource    Managed    Income    Moneyshare    Dimensions    Yield     Advantage

1 year           $ 18.38        $ 21.36       $ 18.29     $ 18.08    $ 18.39     $ 17.06       $ 20.03     $ 26.28    $ 23.31

3 years            56.93          65.94         56.62       55.99      56.93       52.87         61.90       80.73      71.81

5 years            97.94         113.10         97.42       96.36      97.94       91.09        106.33      137.79     122.93

10 years          212.37         243.35        211.29      209.12     212.37      198.20        229.57      292.71     263.17

This example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

***  In  this  example,  the  $30  annual  contract   administrative  charge  is
approximated as a .104% charge based on our average contract size.

Example for the Combination Retirement Annuity (American Express Retirement Services):  ****

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and surrender at the end of each time period:

                 IDS Life       IDS Life      IDS Life               IDS Life                 IDS Life    IDS Life   IDS Life
                Aggressive   International    Capital     IDS Life   Special    IDS Life       Growth      Global     Income
                  Growth         Equity       Resource    Managed    Income    Moneyshare    Dimensions    Yield     Advantage

1 year           $ 80.29        $ 83.08       $ 80.19     $ 80.00    $ 80.29     $ 79.03       $ 81.83     $ 87.70    $ 84.91

3 years           111.82         120.36        111.53      110.94     111.82      107.98        116.54      134.37     125.92

5 years           132.99         147.65        132.48      131.47     132.99      126.37        141.10      171.52     157.16

10 years          212.37         243.35        211.29      209.12     212.37      198.20        229.57      292.71     263.17

You would pay the following expenses on the same investment assuming no surrender or selection of an annuity payout plan at the end of each time period:

                 IDS Life       IDS Life      IDS Life               IDS Life                 IDS Life    IDS Life   IDS Life
                Aggressive   International    Capital     IDS Life   Special    IDS Life       Growth      Global     Income
                  Growth         Equity       Resource    Managed    Income    Moneyshare    Dimensions    Yield     Advantage

1 year           $ 18.39        $ 21.36       $ 18.29     $ 18.08    $ 18.39     $ 17.06       $ 20.03     $ 26.28    $ 23.31

3 years            56.93          65.94         56.62       55.99      56.93       52.87         61.90       80.73      71.81

5 years            97.94         113.10         97.42       96.36      97.94       91.09        106.33      137.79     122.93

10 years          212.37         243.35        211.29      209.12     212.37      198.20        229.57      292.71     263.17

This example should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

**** In this example, the $30 annual contract administrative charge is approximated as a .104% charge based on our average contract size.

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Condensed financial information
(unaudited)

The following tables give per-unit information about the financial history of each variable account.

 Years Ended Dec. 31,
                                ---------------------------------------------------------------------------------------------
                                1996        1995      1994      1993      1992     1991     1990      1989      1988     1987
-----------------------------------------------------------------------------------------------------------------------------
Account F (investing in shares
of Capital Resource Fund)
Accumulation unit value at
beginning of period..........  $6.25       $4.94     $4.93     $4.82     $4.67    $3.22    $3.23     $2.57     $2.31    $2.07
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
end of period................  $6.67       $6.25     $4.94     $4.93     $4.82    $4.67    $3.22     $3.23     $2.57    $2.31
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of period
(000,000 omitted)............    629         642       577       489       403      310      243       205       187      181
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets...........  1.00%       1.00%     1.00%     1.00%     1.00%    1.00%    1.00%     1.00%     1.00%    1.00%
-----------------------------------------------------------------------------------------------------------------------------

Account IZ1 (investing in shares
of International Equity Fund)
Accumulation unit value at
beginning of period..........  $1.38       $1.25     $1.29     $0.98     $1.00        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
end of period................  $1.49       $1.38     $1.25     $1.29     $0.98        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of period
(000,000 omitted)............  1,220       1,089       913       406        70        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets...........  1.00%       1.00%     1.00%     1.00%     1.00%        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------

Account JZ2 (investing in shares
of Aggressive Growth Fund)
Accumulation unit value at
beginning of period..........  $1.46       $1.12     $1.21     $1.08     $1.00        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
end of period................  $1.68       $1.46     $1.12     $1.21     $1.08        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of period
(000,000 omitted)............  1,173       1,008       780       347       116        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets...........  1.00%       1.00%     1.00%     1.00%     1.00%        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------
Account G (investing in shares
of Special Income Fund)
Accumulation unit value at
beginning of period..........  $4.59       $3.80     $3.99     $3.48     $3.21    $2.76    $2.67    $2.48      $2.27    $2.27
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
end of period................  $4.86       $4.59     $3.80     $3.99     $3.48    $3.21    $2.76    $2.67      $2.48    $2.27
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of period
(000,000 omitted)............    362         394       362       405       330      271      237      222        176      170
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets...........  1.00%       1.00%     1.00%     1.00%     1.00%    1.00%    1.00%    1.00%      1.00%    1.00%
-----------------------------------------------------------------------------------------------------------------------------
Account H (investing in shares
of Moneyshare Fund)
Accumulation unit value at
beginning of period..........  $2.27       $2.18     $2.12     $2.09     $2.04    $1.95    $1.82    $1.69      $1.59    $1.51
-----------------------------------------------------------------------------------------------------------------------------






PAGE 15
Accumulation unit value at
end of period................  $2.36       $2.27     $2.18     $2.12     $2.09    $2.04    $1.95    $1.82      $1.69    $1.59
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of period
(000,000 omitted)............     90         103        84        75       102      126      139      109         63       52
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets...........  1.00%       1.00%     1.00%     1.00%     1.00%    1.00%    1.00%    1.00%      1.00%    1.00%
-----------------------------------------------------------------------------------------------------------------------------

Simple yield3                   3.85%       4.11%     4.41%     1.91%     1.79%    3.26%    6.25%    6.81%      7.30%    5.72%
-----------------------------------------------------------------------------------------------------------------------------

Compound yield3                  3.93%       4.20%     4.51%     1.93%     1.80%    3.31%    6.44%    7.04%      7.57%    5.88%
-----------------------------------------------------------------------------------------------------------------------------

Account N4 (investing in shares
of Managed Fund)
Accumulation unit value at
beginning of period........... $2.56       $2.09     $2.21     $1.98     $1.86    $1.45    $1.42    $1.14      $1.06    $1.01
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
end of period................  $2.97       $2.56     $2.09     $2.21     $1.98    $1.86    $1.45    $1.42      $1.14    $1.06
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of period
(000,000 omitted)...........   1,197       1,212     1,128       910       651      497      401      331        326      321
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets...........  1.00%       1.00%     1.00%     1.00%     1.00%    1.00%    1.00%    1.00%      1.00%    1.00%
-----------------------------------------------------------------------------------------------------------------------------

Account KZ5 (investing in shares
of Global Yield Fund)
Accumulation unit value at
beginning of period..........  $1.00           -         -         -         -        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
end of period................  $1.07           -         -         -         -        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of period
(000,000 omitted)...........      25           -         -         -         -        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets...........  1.00%           -         -         -         -        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------

Account LZ5 (investing in shares
of Income Advantage Fund)
Accumulation unit value at
beginning of period........... $1.00           -         -         -         -        -        -        -          -        -

-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
end of period................  $1.05           -         -         -         -        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of period
(000,000 omitted)...........     60            -         -         -         -        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------
Ratio of operating expense to
average net assets...........  1.00%           -         -         -         -        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------

Account MZ5 (investing in shares
of Growth Dimensions Fund)
Accumulation unit value at
beginning of period........... $1.00           -         -         -         -        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------
Accumulation unit value at
end of period................  $1.11           -         -         -         -        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------
Number of accumulation units
outstanding at end of period
(000,000 omitted)...........     351           -         -         -         -        -        -        -          -        -





PAGE 16
Ratio of operating expense to
average net assets...........  1.00%           -         -         -         -        -        -        -          -        -
-----------------------------------------------------------------------------------------------------------------------------

1 Account IZ commenced operations on Jan. 13, 1992.
2 Account JZ commenced operations on Jan. 13, 1992.
3 Net of annual contract administrative charge and mortality and expense risk fee.
4 Account N commenced operations on April 30, 1986.
5 Accounts KZ, LZ and MZ commenced operations on April 30, 1996.

Financial statements

The SAI dated May 1, 1997, contains:

o complete audited financial statements of the variable accounts including:
        - statements of net assets as of Dec. 31, 1996;
        - statements of operations for the year ended Dec. 31, 1996, except for IDS Life Accounts KZ, LZ and MZ which are for the period April 30, 1996 (commencement of operations) to Dec. 31, 1996; and
        - statements of changes in net assets for the years ended Dec. 31, 1996 and Dec. 31, 1995, except for IDS Life Accounts KZ, LZ and MZ which are for the period April 30, 1996 (commencement of operations) to Dec. 31, 1996.

o       complete audited financial statements for IDS Life including:
        - consolidated balance sheets as of Dec. 31, 1996 and Dec. 31, 1995; and
        - related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended Dec. 31, 1996.

Performance information

Performance information for the variable accounts may appear from time to time in advertisements or sales literature. In all cases, such information reflects the performance of a hypothetical investment in a particular account during a particular time period.
Calculations are performed as follows:

Simple yield - Account H (investing in IDS Life Moneyshare Fund): Income over a given seven-day period (not counting any change in the capital value of the investment) is annualized (multiplied by 52) by assuming that the same income is received for 52 weeks. This annual income is then stated as an annual percentage return on the investment.

Compound yield - Account H: Calculated like simple yield, except that, when annualized, the income is assumed to be reinvested. Compounding of reinvested returns increases the yield as compared to a simple yield.

Yield - For accounts investing in income funds: Net investment income (income less expenses) per accumulation unit during a given 30-day period is divided by the value of the unit on the last day of the period. The result is converted to an annual percentage.

PAGE 17
Average annual total return: Expressed as an average annual compounded rate of return of a hypothetical investment over a period of one, five and 10 years (or up to the life of the account if it is less than 10 years old). This figure reflects deduction of all applicable charges, including the contract administrative charge, mortality and expense risk fee and surrender charge, assuming a surrender at the end of the illustrated period. Optional average annual total return quotations may be made that do not reflect a surrender charge deduction (assuming no surrender).

Aggregate total return: Represents the cumulative change in the value of an investment over a specified period of time (reflecting change in an account's accumulation unit value). The calculation assumes reinvestment of investment earnings and reflects the deduction of all applicable charges, including the contract administrative charge, mortality and expense risk fee and surrender charge, assuming a surrender at the end of the illustrated period. Optional aggregate total return quotations may be made that do not reflect a surrender charge deduction (assuming no surrender). Aggregate total return may be shown by means of schedules, charts or graphs.

Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the fund in which the account invests and the market conditions during the given time period. Such information is not intended to indicate future performance. Because advertised yields and total return figures include all charges attributable to the annuity, which has the effect of decreasing advertised performance, account performance should not be compared to that of mutual funds that sell their shares directly to the public. (See the SAI for a further description of methods used to determine yield and total return for the accounts.)

If you would like additional information about actual performance, contact your financial advisor.

The variable accounts

Purchase payments can be allocated to any or all of the variable accounts that invest in shares of the following funds:

                                   IDS Life Account  Established

IDS Life Aggressive Growth Fund        JZ            Sept. 20, 1991
IDS Life International Equity Fund     IZ            Sept. 20, 1991
IDS Life Capital Resource Fund         F             May 13, 1981
IDS Life Managed Fund                  N             April 17, 1985
IDS Life Special Income Fund           G             May 13, 1981
IDS Life Moneyshare Fund               H             May 13, 1981
IDS Life Growth Dimensions Fund        MZ            April 2, 1996
IDS Life Global Yield Fund             KZ            April 2, 1996
IDS Life Income Advantage Fund         LZ            April 2, 1996

Each variable account meets the definition of a separate account under federal securities laws. Income, capital gains and capital losses of each account are credited or charged to that account

PAGE 18
alone. No variable account will be charged with liabilities of any other account or of our general business. Each variable account's net assets are held in relation to the contracts described in this prospectus as well as other variable annuity contracts that we issue that are not described in this prospectus. All obligations arising under the contracts are general obligations of IDS Life.

All variable accounts were established under Minnesota law and are registered together as a single unit investment trust under the Investment Company Act of 1940 (the 1940 Act). This registration does not involve any supervision of our management or investment practices and policies by the SEC.

The funds

IDS Life Aggressive Growth Fund
Objective: capital appreciation. Invests primarily in common stock of small- and medium-size companies. The fund also may invest in warrants or debt securities or in large well-established companies when the portfolio manager believes such investments offer the best opportunity for capital appreciation.

IDS Life International Equity Fund
Objective: capital appreciation. Invests primarily in common stock of foreign issuers and foreign securities convertible into common stock. The fund also may invest in certain international bonds if the portfolio manager believes they have a greater potential for capital appreciation than equities.

IDS Life Capital Resource Fund
Objective: capital appreciation. Invests primarily in U.S. common stocks and other securities convertible into common stock, diversified over many different companies in a variety of industries.

IDS Life Managed Fund
Objective: maximum total investment return. Invests primarily in U.S. common stocks, securities convertible into common stock, warrants, fixed income securities (primarily high-quality corporate bonds) and money-market instruments. The fund invests in many different companies in a variety of industries.

IDS Life Special Income Fund
Objective: to provide a high level of current income while conserving the value of the investment for the longest time period. Invests primarily in high-quality, lower-risk corporate bonds issued by many different companies in a variety of industries and in government bonds.

IDS Life Moneyshare Fund
Objective: maximum current income consistent with liquidity and conservation of capital. Invests in high-quality money market securities with remaining maturities of 13 months or less. The fund also will maintain a dollar-weighted average portfolio maturity not exceeding 90 days. The fund attempts to maintain a constant net asset value of $1 per share.

PAGE 19
IDS Life Growth Dimensions Fund
Objective: long-term growth of capital. Invests primarily in common stocks of U.S. and foreign companies showing potential for significant growth.

IDS Life Global Yield Fund
Objective: high total return through income and growth of capital. Invests primarily in a non-diversified portfolio of debt securities of U.S. and foreign issuers.

IDS Life Income Advantage Fund
Objective: high current income, with capital growth as a secondary objective. Invests in long-term, high-yielding, high-risk debt securities below investment grade issued by U.S. and foreign corporations.

More comprehensive information regarding each fund is contained in the fund prospectus. You should read the fund prospectus and consider carefully, and on a continuing basis, which fund or combination of funds is best suited to your long-term investment needs. There is no assurance that the investment objectives of the funds will be attained nor is there any guarantee that the contract value will equal or exceed the total purchase payments made. Some funds may involve more risk than others--please monitor your investments accordingly.

The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each mutual fund intends to comply with these requirements.

The U.S. Treasury and the IRS have indicated that they may provide additional guidance concerning how many variable accounts may be offered and how many exchanges among variable accounts may be allowed before the owner is considered to have investment control and thus is currently taxed on income earned within variable account assets. We do not know at this time what the additional guidance will be or when action will be taken. We reserve the right to modify the contract, as necessary, to ensure that the owner will not be subject to current taxation as the owner of the variable account assets.

We intend to comply with all federal tax laws to ensure that the contract continues to qualify as an annuity for federal income tax purposes. We reserve the right to modify the contract as necessary to comply with any new tax laws.

IDS Life is the investment manager and AEFC is the investment advisor for each of the funds. IDS International, Inc., a wholly-owned subsidiary of AEFC, is the sub-investment advisor for IDS Life International Equity Fund. The investment manager and advisors cannot guarantee that the funds will meet their investment objectives. Please read the Retirement Annuity Mutual Fund prospectus for complete information on investment risks, deductions, expenses and other facts you should know before investing. It is available by contacting IDS Life at the address or telephone number on the front of this prospectus, or from your financial advisor.

PAGE 20
The fixed account

For the Combination Retirement Annuity contracts only

Purchase payments can also be allocated to the fixed account. The cash value of the fixed account increases as interest is credited to the account. Purchase payments and transfers to the fixed account become part of the general account of IDS Life the company's main portfolio of investments. Interest is credited daily and compounded annually. We may change the interest rates from time to time.

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 (1933 Act), nor is the fixed account registered as an investment company under the 1940 Act. Accordingly, neither the fixed account nor any interests in it are generally subject to the provisions of the 1933 or 1940 Acts, and we have been advised that the staff of the SEC has not reviewed the disclosures in this prospectus that relate to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

Buying your annuity

Your financial advisor will help you prepare and submit your CRA application (VRA is no longer being sold) and send it along with your initial purchase payment to our Minneapolis office. As the owner, you have all rights and may receive all benefits under the contract. The annuity can be owned in joint tenancy only in spousal situations. Please remember that investment performance, expenses and deduction of certain charges affect accumulation unit value.

When you apply, you can select:
o  the account(s) in which you want to invest;
o  how you want to make purchase payments;
o  an annual purchase payment amount;
o the date you want to start receiving annuity payouts (the retirement date); and
o  a beneficiary.

If your application is complete, we will process it and apply your purchase payment to your account(s) within two business days after we receive it at our Minneapolis office. If your application is accepted, we will send you a contract. If we cannot accept your application within five business days, we will decline it and return your payment. We will credit additional purchase payments to your account(s) at the next close of business after we receive and accept your payments at our Minneapolis office.

The retirement date
Upon processing your application, we will establish the retirement date to the maximum age or date as specified below. You can also select a date within the maximum limits. This date can be aligned with your actual retirement from a job, or it can be a different

PAGE 21
future date, depending on your needs and goals and on certain restrictions. You can also change the date, provided you send us written instructions at least 30 days before annuity payouts begin.

For nonqualified annuities, the retirement date must be:

o no earlier than the 60th day after the contract's effective date; and
o  no later than the annuitant's 85th birthday.

For qualified annuities, to avoid IRS penalty taxes, the retirement date generally must be:

o  on or after the date the annuitant reaches age 59 1/2; and
o for IRAs and SEPs, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2;
o for all other qualified annuities, by April 1 of the year following the calendar year when the annuitant reaches age 70 1/2 or, if later retires; except that 5% business owners may not select a retirement date that is later than April 1 of the year following the calendar year when they reach age 70 1/2.

Certain restrictions on retirement dates apply to participants in the Texas Optional Retirement Program. (See "Special surrender provisions".)

Beneficiary
If death benefits become payable before the retirement date, your named beneficiary will receive all or part of the contract value. If there is no named beneficiary, then you or your estate will be the beneficiary. (See "Benefits in case of death" for more about beneficiaries.)

For the Variable Retirement Annuity

This is a single premium contract. Additional payments cannot be made. This annuity is no longer being sold.

For the Combination Retirement Annuity

If installment payments:

$50 monthly; $23.08 biweekly

Installments must total $600 in the first year.*

*If you make no purchase payments for 24 months and your previous payments total $600 or less, we have the right to give you 30 days' written notice and pay you the total value of your contract in a lump sum. This right does not apply to contracts sold to New Jersey residents.

PAGE 22
Maximum payment(s)**

Nonqualified -
  first year:  $25,000
  subsequent years:  $50,000 excluding rollovers

Qualified - two times initial gross premium (subject to any IRS limits)

**These limits apply in total to all IDS Life annuities you own. We reserve the right to increase maximum limits or reduce age limits. For qualified annuities the qualified plan's limits on annual contributions also apply.

Participants  in  the  Combination  Retirement  Annuity-Select   (University  of
Wisconsin TSA Plan) may buy the Combination Retirement Annuity with installment payments of $200 to $25,000 annually.

How to make purchase payments

1       By letter

Send your check along with your name and account number to:

Regular mail:

IDS Life Insurance Company
Box 74
Minneapolis, MN  55440-0074

Express mail:

IDS Life Insurance Company
733 Marquette Avenue
Minneapolis, MN  55402

2       By scheduled payment plan for CRA

Your financial advisor can help you set up:

o an automatic payroll deduction, salary reduction or other group billing arrangement; or

o  a bank authorization.

Charges

Contract administrative charge
This fee is for establishing and maintaining your records. We deduct $20 annually from each VRA contract or $30 annually from each CRA contract. This charge is deducted on each anniversary date from the contract value at the end of each contract year. If you surrender your contract, the charge will be deducted at the time of surrender. The charge cannot be increased and does not apply after annuity payouts begin.

PAGE 23
Mortality and expense risk fee
This fee is to cover the mortality risk and expense risk and is applied daily to the variable accounts and reflected in the unit values of the accounts. The variable accounts pay this fee at the time that dividends are distributed from the funds in which they invest. Annually, the fee totals 1% of the variable accounts' average daily net assets. Approximately two-thirds of this amount is for our assumption of mortality risk and one-third is for our assumption of expense risk. This fee does not apply to the CRA's fixed account.

Mortality risk arises because of our guarantee to pay a death benefit and our guarantee to make annuity payouts according to the terms of the contract, no matter how long a specific annuitant lives and no matter how long the entire group of IDS Life annuitants live. If, as a group, IDS Life annuitants outlive the life expectancy we have assumed in our actuarial tables, then we must take money from our general assets to meet our obligations. If, as a group, IDS Life annuitants do not live as long as expected, we could profit from the mortality risk fee.

Expense risk arises because the contract administrative charge cannot be increased and may not cover our expenses. Any deficit would have to be made up from our general assets.

We may use any profits realized from the mortality and expense risk fee for any proper corporate purpose, including, among others, payment of distribution (selling) expenses. We do not expect that the surrender charge, discussed in the following paragraphs, will cover sales and distribution expenses.

Surrender charge
If you surrender part or all of your contract, you may be subject to a surrender charge as follows:

Variable Retirement Annuity - A surrender charge applies if you make a surrender in the first seven contract years.

Surrender charge as
    percent of
amount surrendered                       Contract year
-------------------                      -------------
        7%                                     1
        6                                      2
        5                                      3
        4                                      4
        3                                      5
        2                                      6
        1                                      7
        0                                After 7 years

The surrender charge is further limited so it will never exceed 8.5% of aggregate purchase payments made to the contract. After the first contract year, you may surrender 10% of your purchase payment each year without any surrender charge.

PAGE 24
Combination Retirement Annuity - A surrender charge applies if you surrender all or part of your annuity's value in the first 11 contract years.

Surrender charge as
    percent of
amount surrendered                       Contract year
-------------------                      -------------
        7%                                    1-5
        6                                      6
        5                                      7
        4                                      8
        3                                      9
        2                                      10
        1                                      11
        0                                After 11 years

The surrender charge is further limited so that it will never exceed 8.5% of aggregate purchase payments made to the contract.

Combination Retirement Annuity Select (University of Wisconsin TSA participants only) - A surrender charge applies if you surrender all or part of your annuity's value in the first eight contract years.

Surrender charge as
    percent of
amount surrendered                       Contract year
-------------------                      -------------
        7%                                    1-3
        6                                      4
        5                                      5
        4                                      6
        3                                      7
        2                                      8
        0                                After 8 years

The surrender charge is further limited so that it will never exceed 8.5% of aggregate purchase payments made to the contract.

Combination Retirement Annuity (Conversion from American Express Retirement Services, or other IDS Life retirement annuity under which conversion is available) - A surrender charge applies if you surrender all or part of your annuity's value in the first seven contract years.

Surrender charge as
    percent of
amount surrendered                       Contract year
-------------------                      -------------
        6%                                     1
        6                                      2
        5                                      3
        4                                      4
        3                                      5
        2                                      6
        1                                      7
        0                                After 7 years

PAGE 25
The surrender charge is further limited so that it will never exceed 8.5% of aggregate purchase payments made to the contract.

Example of withdrawal charge:
You request a $1,000 partial withdrawal, and the withdrawal charge is 5%:

    $1,000 partial withdrawal = $1,052.63
              .95

Total amount withdrawn............ $1,052.63
                                   x     .05
Total withdrawal charge........... $   52.63

We will not increase the surrender charges during the term of the contract.

Other information on charges: AEFC makes certain custodial services available to some custodial and trusteed pension and profit sharing plans and 401(k) plans funded by IDS Life annuities. Fees for these services start at $30 per calendar year per participant. A termination fee for owners under age 59 1/2 will be charged (fee waived in case of death or disability).

Possible group reductions: In some cases (for example, an employer making the annuity available to employees) lower sales and administrative expenses may be incurred due to the size of the group, the average contribution and the use of group enrollment procedures. In such cases, we may be able to reduce or eliminate the contract administrative and surrender charges. However, we expect this to occur infrequently.

Premium taxes
Certain state and local governments impose premium taxes (up to 3.5%). These taxes are dependent upon the state of residence or the state in which the contract was sold and are deducted as applicable. In some cases, premium taxes are deducted from your purchase payments before they are allocated. In other cases, the deduction is made when you surrender your contract or when annuity payouts begin.

Valuing your investment

Here is how your accounts are valued:

Fixed account for CRA: The amounts allocated to the fixed account are valued directly in dollars and equal the sum of your purchase payments, plus interest earned, less any amounts surrendered or transferred (including the contract administrative charge).

Variable accounts: Amounts allocated to the variable accounts are converted into accumulation units. Each time you make a purchase payment or transfer amounts into one of the variable accounts, a certain number of accumulation units are credited to your contract for that account. Conversely, each time you take a partial

PAGE 26
surrender, transfer amounts out of a variable account or are assessed a contract administrative charge, a certain number of accumulation units are subtracted from your contract.

The accumulation units are the true measure of investment value in each account during the accumulation period. They are related to, but not the same as, the net asset value of the underlying fund. The dollar value of each accumulation unit can rise or fall daily depending on the performance of the underlying mutual fund and on certain fund expenses. Here is how unit values are calculated:

Number of units
To calculate the number of accumulation units for a particular account, we divide your investment, after deduction of any premium taxes, by the current accumulation unit value.

Accumulation unit value
The current accumulation unit value for each variable account equals the last value times the account's current net investment factor.

Net investment factor
o determined each business day by adding the underlying mutual fund's current net asset value per share, plus per share amount of any current dividend or capital gain distribution; then
o  dividing that sum by the previous net asset value per share; and
o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the underlying mutual fund may fluctuate, the accumulation unit value may increase or decrease. You bear this investment risk in a variable account.

Factors that affect variable account accumulation units Accumulation units may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

o additional purchase payments allocated to the variable account(s);
o transfers  into or out of the variable  account(s);
o partial  surrenders;
o surrender charges; and/or
o contract administrative charges.

Accumulation unit values may fluctuate due to:

o changes in underlying mutual fund(s) net asset value;
o dividends  distributed to the  variable  account(s);
o capital gains or losses of underlying mutual funds; o mutual fund operating expenses; and/or
o mortality and expense risk fees.

PAGE 27
Making the most of your annuity

Automated dollar-cost averaging
You can use automated transfers to take advantage of dollar-cost averaging (investing a fixed amount at regular intervals). For example, you might have a set amount transferred monthly from a relatively conservative variable account to a more aggressive one or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit values caused by fluctuations in the market value(s) of the underlying mutual fund(s). Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower the average cost per unit. For specific features contact your financial advisor.

How dollar-cost averaging works

         Amount      Accumulation    Number of units
Month    invested    unit value      purchased

Jan      $100          $20           5.00
Feb       100           18           5.56
March     100           17           5.88
April     100           15           6.67
May       100           16           6.25
June      100           18           5.56
July      100           17           5.88
Aug       100           19           5.26
Sept      100           21           4.76
Oct       100           20           5.00

(footnotes to table) By investing an equal number of dollars each month...

(arrow in table pointing to April) you automatically buy more units when the per unit market price is low...

(arrow in table pointing to September) and fewer units when the per unit market price is high.

You have paid an average price of only $17.91 per unit over the 10 months, while the average market price actually was $18.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Transferring money between accounts
You may transfer money from one account, including CRA's fixed account, to another before the annuity payouts begin. If we receive your request before the close of business, we will process

PAGE 28
it that day. Requests received after the close of business will be processed the next business day. There is no charge for transfers. Before making a transfer, you should consider the risks involved in switching investments.

We may suspend or modify transfer privileges at any time. Certain restrictions apply to transfers involving CRA's fixed account.

Transfer policies
You may transfer contract values between the variable accounts for VRA or CRA, or from the variable account(s) to the fixed account for CRA at any time.

For the Combination Retirement Annuity
o If you have made a transfer from CRA's fixed account to the variable account(s), you may not make a transfer from any variable account back to the fixed account until the next contract anniversary.

o You may transfer contract values from the fixed account to the variable account(s) once a year during a 31-day transfer period starting on each contract anniversary, (except for automated transfers, which can be set up for transfer periods of your choosing subject to certain minimums).

o If we receive your transfer request within 30 days before the contract anniversary date, the transfer from the fixed account to the variable account(s) will be effective on the anniversary.

o If we receive your request on or within 30 days after the contract anniversary date, the transfer from the fixed account to the variable account(s) will be effective on the day we receive it.

o We will not accept requests for transfers from the fixed account at any other time.

o Once annuity payouts begin, no transfers may be made to or from the fixed account, but transfers may be made once per contract year among the variable accounts. During the annuity payout period, you cannot be invested in more than five variable accounts at any one time unless we agree otherwise.

How to request a transfer or a surrender

1       By letter

Send  your  name,   account   number,   Social   Security   Number  or  Taxpayer
Identification Number and signed request for a transfer or surrender to:

Regular mail:
IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN  55440-0010

PAGE 29
Express mail:
IDS Life Insurance Company
733 Marquette Avenue
Minneapolis, MN  55402

Minimum amount
Mail transfers:        $250 or entire account balance
Mail surrenders:       none

Maximum amount
Mail transfers:        None (up to contract value)
Mail surrenders:       None (up to contract value)

2       By phone

Call between 7 a.m. and 6 p.m. Central time:

1-800-437-0602 (toll free) or
(612) 671-4738 (Minneapolis/St. Paul area)

TTY service for the hearing impaired:

1-800-285-8846 (toll free)

Minimum amount
Phone transfers:       $250 or entire account balance
Phone surrenders:      $100

Maximum amount
Phone transfers:       None (up to contract value)
Phone surrenders:      $50,000

We answer phone requests promptly, but you may experience delays when the call volume is unusually high. If you are unable to get through, use the mail procedure as an alternative.

We will honor any telephone transfer or surrender request believed to be authentic and will use reasonable procedures to confirm that they are. This includes asking identifying questions and tape recording calls. A telephone surrender request will be allowed within 30 days of a phoned-in address change. As long as these procedures are followed, neither IDS Life nor its affiliates will be liable for any loss resulting from fraudulent requests.

Telephone transfers or surrenders are automatically available. You may request that telephone transfers or surrenders not be authorized from your account by writing IDS Life.

3       By automated transfers and automated partial surrenders

Your financial advisor can help you set up automated transfers among your accounts or partial surrenders from the accounts.

You can start or stop this service by written request or other method acceptable to IDS Life. You must allow 30 days for IDS Life to change any instructions that are currently in place.

PAGE 30
o Automated transfers from CRA's fixed to variable account(s) may not exceed an amount that, if continued, would deplete the fixed account within 12 months.

o Automated transfers and automated partial surrenders are subject to all of the contract provisions and terms, including transfer of contract values between accounts. Automated surrenders may be restricted by applicable law under some contracts.

o You may not make additional purchase payments if automated partial surrenders are in effect.

o Automated partial surrenders may result in IRS taxes and penalties on all or part of the amount surrendered.

Minimum amount
Automated transfers or surrenders:  $50

Maximum amount
Automated transfers or surrenders:  None (except for automated transfers from CRA's fixed
                                    account)

Surrendering your contract

As owner, you may surrender all or part of your contract at any time before annuity payouts begin by sending a written request or calling IDS Life. For total surrenders we will compute the value of your contract at the close of business after we receive your request. We may ask you to return the contract. You may have to pay surrender charges (see "Surrender charge") and IRS taxes and penalties (see "Taxes"). No surrenders may be made after annuity payouts begin.

Surrender policies
If you have a balance in more than one account and request a partial surrender, we will withdraw money from all your accounts in the same proportion as your value in each account correlates to your total contract value, unless you request otherwise.

Receiving payment when you request a surrender

By regular or express mail:

o  payable to owner;

o  mailed to address of record.

NOTE: You will be charged a fee if you request express mail delivery.

By wire:

o  request that payment be wired to your bank;

o  bank account must be in the same ownership as your contract;

PAGE 31
o pre-authorization required. For instructions, contact your financial advisor.

Payment normally will be sent within seven days after receiving your request. However, we may postpone the payment if:
  o the surrender amount includes a purchase payment check that has not cleared;
  o the NYSE is closed, except for normal holiday and weekend closings;
  o     trading on the NYSE is restricted, according to SEC rules;
  o an emergency, as defined by SEC rules, makes it impractical to sell securities or value the net assets of the accounts; or
  o the SEC permits us to delay payment for the protection of security holders.

TSA special surrender provisions

Participants in Tax-Sheltered Annuities: The Code imposes certain restrictions on your right as owner to receive early distributions from a TSA:

o Distributions attributable to salary reduction contributions made after Dec. 31, 1988, plus the earnings on them, or to transfers or rollovers of such amounts from other contracts, may be made from the TSA only if:
-you have attained age 59 1/2;
-you have become  disabled as defined in the Code;
-you have separated from the service of the employer who purchased the annuity; or
-the distribution is made to your beneficiary because of your death.

o If you encounter a financial hardship (within the meaning of the Code), you may receive a distribution of all contract values attributable to salary reduction contributions made after Dec. 31, 1988, but not the earnings on them.

o Even though a distribution may be permitted under the above rules, it still may be subject to IRS taxes and penalties. (See "Taxes.")

o The above restrictions on the right to receive a distribution do not affect the availability of the amount credited to the contract as of Dec. 31, 1988. The restrictions do not apply to transfers or exchanges of contract value within the annuity, or to another registered variable annuity contract or investment vehicle available through the employer.

o If the contract has a loan provision, the right to receive a loan from your fixed account is described in detail in your contract. You may borrow from the contract value allocated to the fixed account.

PAGE 32
o For certain types of contributions under a TSA contract to be excluded from taxable income, the employer must comply with certain nondiscrimination requirements. You should consult your employer to determine whether the nondiscrimination rules apply to you.

Participants in the Texas Optional Retirement Program: You cannot receive any distribution before retirement unless you become totally disabled or end your employment at a Texas college or university. This restriction affects your right to:
o  surrender  all or part of your  annuity  at any time;  and
o move up your retirement date.

If you are in the program for only one year, the portion of the purchase payments made by the state of Texas will be refunded to the state with no surrender charge. These restrictions are based on an opinion of the Texas Attorney General interpreting Texas law.

Changing ownership

You may change ownership of your nonqualified annuity at any time by filing a change of ownership with us at our Minneapolis office. The change will become binding upon us when we receive and record it. We take no responsibility for the validity of the change.

If you have a nonqualified annuity, you may lose your tax advantages by transferring, assigning or pledging any part of it.
(See "Taxes.")

If you have a qualified annuity, you may not sell, assign, transfer, discount or pledge your contract as collateral for a loan, or as security for the performance of an obligation or for any other purpose to any person except IDS Life. However, if the owner is a trust or custodian, or an employer acting in a similar capacity, ownership of a contract may be transferred to the annuitant.

Benefits in case of death

If you or the annuitant dies (or, for qualified annuities, if the annuitant dies) before annuity payouts begin, we will pay the beneficiary as follows:

If death occurs before the annuitant's 75th birthday, the beneficiary receives the greater of:
o the  contract  value;  or
o  purchase  payments,  minus  any surrenders.

If death occurs on or after the annuitant's 75th birthday, the beneficiary receives the contract value.

If your spouse is sole beneficiary under a nonqualified annuity and you die before the retirement date, your spouse may keep the annuity as owner. To do this your spouse must, within 60 days after we receive proof of death, give us written instructions to keep the contract in force.

PAGE 33
Under a qualified annuity, if the annuitant dies before the retirement date, and the spouse is the only beneficiary, the spouse may keep the annuity in force until the date on which the annuitant would have reached age 70 1/2 or any other date permitted by the Code. To do this, the spouse must give us written instructions within 60 days after we receive proof of death.

Payments: We will pay the beneficiary in a single sum unless you have given us other written instructions, or the beneficiary may receive payouts under any annuity payout plan available under this contract if:
o the beneficiary asks us in writing within 60 days after we receive proof of death;
o payouts begin no later than one year after death, or other date as permitted by the Code; and
o the payout period does not extend beyond the beneficiary's life or life expectancy.

When paying the beneficiary, we will determine the contract's value at the next close of business after our death claim requirements are fulfilled. Interest, if any, will be paid from the date of death at a rate no less than required by law. We will mail payment to the beneficiary within seven days after our death claim requirements are fulfilled. (See "Taxes.")

The annuity payout period

As owner of the contract, you have the right to decide how and to whom annuity payouts will be made starting at the retirement date. You may select one of the annuity payout plans outlined below or we will mutually agree on other payout arrangements. The amount available for payouts under the plan you select is the contract value on your retirement date. No surrender charges are deducted under the payout plans listed below.

You also decide whether annuity payouts are to be made on a fixed or variable basis, or a combination of fixed and variable. Amounts of fixed and variable payouts depend on:
o  the annuity payout plan you select;
o  the annuitant's age and, in most cases, sex;
o  the annuity table in the contract; and
o  the amounts you allocated to the account(s) at settlement.

In addition, for variable payouts only, amounts depend on the investment performance of the account(s) you select. These payouts will vary from month to month because the performance of the underlying mutual funds will fluctuate. (In the case of fixed annuities, payouts remain the same from month to month.)

For information with respect to transfers between accounts after annuity payouts begin, see "Transfer policies."

Annuity payout plans
You may choose any one of these annuity payout plans by giving us written instructions at least 30 days before contract values are to be used to purchase the payout plan.

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o Plan A - Life annuity - no refund: Monthly payouts are made until the annuitant's death. Payouts end with the last payout before the annuitant's death; no further payouts will be made. This means that if the annuitant dies after only one monthly payout has been made, no more payouts will be made.

o Plan B - Life annuity with five, 10 or 15 years certain: Monthly payouts are made for a guaranteed payout period of five, 10 or 15 years that you elect. This election will determine the length of the payout period to the beneficiary if the annuitant should die before the elected period has expired. The guaranteed payout period is calculated from the retirement date. If the annuitant outlives the elected guaranteed payout period, payouts will continue until the annuitant's death.

o Plan C - Life annuity - installment refund: Monthly payouts are made until the annuitant's death, with our guarantee that payouts will continue for some period of time. Payouts will be made for at least the number of months determined by dividing the amount applied under this option by the first monthly payout, whether or not the annuitant is living.

o Plan D - Joint and last survivor life annuity - no refund: Monthly payouts are made while both the annuitant and a joint annuitant are living. If either annuitant dies, monthly payouts continue at the full amount until the death of the surviving annuitant. Payouts end with the death of the second annuitant.

o Plan E - Payouts for a specified period: Monthly payouts are made for a specific payout period of 10 to 30 years that you elect. Payouts will be made only for the number of years specified whether the annuitant is living or not. Depending on the time period selected, it is foreseeable that an annuitant can outlive the payout period selected. In addition, a 10% IRS penalty tax could apply under this payout plan. (See "Taxes.")

Restrictions for some qualified plans: If you purchased a qualified annuity, you must select a payout plan that provides for payouts:

o  over the life of the annuitant;
o over the joint lives of the annuitant and a designated beneficiary;
o for a period not exceeding the life expectancy of the annuitant; or
o for a period not exceeding the joint life expectancies of the annuitant and a designated beneficiary.

If we do not receive instructions: You must give us written instructions for the annuity payouts at least 30 days before the annuitant's retirement date. If you do not, we will make payouts under Plan B, with 120 monthly payouts guaranteed.

PAGE 35
If monthly payouts would be less than $20: We will calculate the amount of monthly payouts at the time the contract value is used to purchase a payout plan. If the calculations show that monthly payouts would be less than $20, we have the right to pay the contract value to the owner in a lump sum.

Death after annuity payouts begin

If you or the annuitant dies after annuity payouts begin, any amount payable to the beneficiary will be provided in the annuity payout plan in effect.

Taxes

Generally, under current law, any increase in your contract value is taxable to you only when you receive a payout or surrender. (See detailed discussion below.) Any portion of the annuity payouts and any surrenders you request that represent ordinary income are normally taxable. You will receive a 1099 tax information form for any year in which a taxable distribution was made according to our records.

Annuity payouts under nonqualified annuities: A portion of each payout will be ordinary income and subject to tax, and a portion of each payout will be considered a return of part of your investment and will not be taxed. All amounts received after your investment in the annuity is fully recovered will be subject to tax.

Tax law requires that all nonqualified deferred annuity contracts issued by the same company to the same owner during a calendar year are to be taxed as a single, unified contract when distributions are taken from any one of such contracts.

Annuity payouts under qualified annuities: Under a qualified annuity, the entire payout generally will be includable as ordinary income and subject to tax except to the extent that contributions were made with after-tax dollars. If you or your employer invested in your contract with pre-tax dollars as part of a qualified retirement plan, such amounts are not considered to be part of your investment in the contract and will be taxed when paid to you.

Surrenders: If you surrender part or all of your contract before your annuity payouts begin, your surrender payment will be taxed to the extent that the value of your contract immediately before the surrender exceeds your investment. You also may have to pay a 10% IRS penalty for surrenders before reaching age 59 1/2. For qualified annuities, other penalties may apply if you surrender your annuity before your plan specifies that you can receive payouts.

Death benefits to beneficiaries: The death benefit under an annuity is not tax-exempt. Any amount received by the beneficiary that represents previously deferred earnings within the contract is taxable as ordinary income to the beneficiary in the year(s) he or she receives the payment(s).

PAGE 36
Annuities owned by corporations, partnerships or trusts: For nonqualified annuities, annual increase in the value of annuities held by such entities generally will be treated as ordinary income received during that year. This provision is effective for purchase payments made after Feb. 28, 1986. However, if the trust was set up for the benefit of a natural person only, the income will continue to be tax-deferred.

Penalties: If you receive amounts from your contract before reaching age 59 1/2, you may have to pay a 10% IRS penalty on the amount includable in your ordinary income. However, this penalty will not apply to any amount received by you or your beneficiary:
o  because of your death;
o  because you become disabled (as defined in the Code);
o if the distribution is part of a series of substantially equal periodic payments, made at least annually, over your life or life expectancy (or joint lives or life expectancies of you and your beneficiary); or
o if it is allocable to an investment before Aug. 14, 1982 (except for qualified annuities).
For a qualified annuity, other penalties or exceptions may apply if you surrender your annuity before your plan specifies that payouts can be made.

Withholding, generally: If you receive all or part of the contract value from an annuity, withholding may be imposed against the taxable income portion of the payout. Any withholding that is done represents a prepayment of your tax due for the year. You take credit for such amounts on the annual tax return that you file.

If the payout is part of an annuity payout plan, the amount of withholding generally is computed using payroll tables. You can provide us with a statement of how many exemptions to use in calculating the withholding. As long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have any withholding occur.

If the distribution is any other type of payment (such as a partial or full surrender) withholding is computed using 10% of the taxable portion. Similar to above, as long as you've provided us with a valid Social Security Number or Taxpayer Identification Number, you can elect not to have this withholding occur.

If a distribution is taken from a contract offered under a Section 457 plan (deferred compensation plan of state and local governments and tax-exempt organizations), withholding is computed using payroll methods, depending upon the type of payment.

Some states also impose withholding requirements similar to the federal withholding described above. If this should be the case, any payment from which federal withholding is deducted may also have state withholding deducted.

The withholding requirements may differ if payment is being made to a non-U.S. citizen or if the payment is being delivered outside the United States.

PAGE 37
Withholding from qualified annuities: If you receive directly all or part of the contract value from a qualified annuity (except an IRA), mandatory 20% income tax withholding generally will be imposed at the time the payout is made. This mandatory withholding is in place of the elective withholding discussed above. This mandatory withholding will not be imposed if:
o instead of receiving the distribution check, you elect to have the distribution rolled over directly to an IRA or another eligible plan;
o the payout is one in a series of substantially equal periodic payouts, made at least annually, over your life or life expectancy (or the joint lives or life expectancies of you and your designated beneficiary) or over a specified period of 10 years or more; or
o  the payment is a minimum distribution required under the Code.

Payments made to a surviving spouse instead of being directly rolled over to an IRA may also be subject to mandatory 20% income tax withholding.

State withholding also may be imposed on taxable distributions.

Transfer of ownership of a nonqualified annuity: If you make such a transfer without receiving adequate consideration, the transfer is considered a gift and also may be considered a surrender for federal income tax purposes. If the gift is a currently taxable event for income tax purposes, the amount of deferred earnings at the time of the transfer will be taxed to the original owner, who also may be subject to a 10% IRS penalty as discussed earlier. In this case, the new owner's investment in the annuity will be the value of the annuity at the time of the transfer.

Collateral assignment of a nonqualified annuity: If you collaterally assign or pledge your contract, earnings on purchase payments you made after Aug. 13, 1982 will be taxed to you like a surrender.

Important: Our discussion of federal tax laws is based upon our understanding of these laws as they are currently interpreted. Federal tax laws or current interpretations of them may change. For this reason and because tax consequences are complex and highly individual and cannot always be anticipated, you should consult a tax advisor if you have any questions about taxation of your contract.

Tax qualifications: The contract is intended to qualify as an annuity for federal income tax purposes. To that end, the provisions of the contract are to be interpreted to ensure or maintain such tax qualification, notwithstanding any other provisions of the contract. We reserve the right to amend the contract to reflect any clarifications that may be needed or are appropriate to maintain such qualification or to conform the contract to any applicable changes in the tax qualification requirements. We will send you a copy of any such amendment.

PAGE 38
Voting rights

As a contract owner with investments in the variable account(s) you may vote on important mutual fund policies until annuity payouts begin. Once they begin, the person receiving them has voting rights. We will vote fund shares according to the instructions of the person with voting rights.

Before annuity payouts begin, the number of votes is determined by applying the percentage interest in each variable account to the total number of votes allowed to the account.

After annuity payouts begin, the number of votes is equal to:

o  the reserve held in each account for your contract, divided by;

o the net asset value of one share of the applicable underlying mutual fund.

As we make annuity payouts, the reserve for the annuity decreases; therefore, the number of votes also will decrease.

We calculate votes separately for each account not more than 60 days before a shareholders' meeting. Notice of these meetings, proxy materials and a statement of the number of votes to which the voter is entitled, will be sent.

We will vote shares for which we have not received instructions in the same proportion as the votes for which we have received instructions. We also will vote the shares for which we have voting rights in the same proportion as the votes for which we have received instructions.

Distribution of the contracts

IDS Life, a registered broker/dealer, is the sole distributor of the contract. IDS Life pays total commissions of up to 7.0% of the total purchase payments received on the contracts. A portion of this total commission is paid to district managers and field vice presidents of the selling representative.

About IDS Life

The Variable Retirement Annuity and the Combination Retirement Annuity are issued by IDS Life, a wholly-owned subsidiary of AEFC, which itself is a wholly-owned subsidiary of the American Express Company, a financial services company headquartered in New York City.

IDS Life is a stock life insurance company organized in 1957 under the laws of the State of Minnesota and located at IDS Tower 10, Minneapolis, MN 55440-0010. IDS Life conducts a conventional life insurance business in the District of Columbia and all states except New York.

American Express Financial Advisors Inc. offers mutual funds, investment certificates and a broad range of financial management services. IDS Life offers insurance and annuities.

PAGE 39
American Express Financial Advisors Inc. serves individuals and businesses through its nationwide network of more than 175 offices and more than 7,800 financial advisors.

Other subsidiaries provide investment management and related services for pension, profit-sharing, employee savings and endowment funds of businesses and institutions.

Legal Proceedings

A number of lawsuits have been filed against life and health insurers in jurisdictions in which IDS Life does business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. IDS Life, like other life and health insurers, from time to time is involved in such litigation. On December 13, 1996, an action of this nature was commenced in Minnesota state court. The plaintiffs purport to represent a class consisting of all persons who replaced existing IDS Life policies with new IDS Life policies from and after January 1, 1985. Plaintiffs seek damages in an unspecified amount and also seek to establish a claims resolution facility for the determination of individual issues. IDS Life filed an answer to the Complaint on February 18, 1997. A similar action involving the replacement of existing IDS Life insurance policies and annuity contracts was filed in the same court on March 21, 1997.

IDS Life believes it has meritorious defenses to these and other actions arising in connection with the conduct of its business activities and intends to defend them vigorously. IDS Life believes that it is not a party to, nor are any of its properties the subject of, any pending legal proceedings which would have a material adverse effect on its consolidated financial condition.

Regular and special reports

Services
To help you track and evaluate the performance of your annuity, we provide:

Quarterly statements showing the value of your investment.

Annual reports containing required information on the annuity and its underlying investments.

A personalized annuity progress report detailing the cumulative return since the contract was purchased and the average annual rate of return on your investments. This report, which is unique in the industry, is available upon request from your financial advisor.

PAGE 40
Table of contents of the Statement of Additional Information

Performance information........................3
Calculating annuity payouts....................6
Rating agencies................................8
Principal underwriter..........................8
Independent auditors...........................8
Prospectus.....................................8
Financial statements -
     IDS Life Accounts F, IZ, JZ, G, H, N,
     KZ, LZ and MZ
     IDS Life Insurance Company

-------------------------------------------------------------------
Please check the appropriate box to receive a copy of the Statement of Additional Information for:

_____ IDS Life Variable Retirement and Combination Retirement
      Annuities

_____ IDS Life Retirement Annuity Mutual Funds

Please return this request to:

IDS Life Insurance Company
IDS Tower 10
Minneapolis, MN  55440-0010

Your name _______________________________________________________

Address _________________________________________________________

City ______________________  State ______________ Zip ___________

                                STATEMENT OF ADDITIONAL INFORMATION

                                                for

                     VARIABLE RETIREMENT AND COMBINATION RETIREMENT ANNUITIES

                        IDS LIFE ACCOUNTS F, IZ, JZ, G, H, N, KZ, LZ and MZ

                                            May 1, 1997


IDS Life Accounts F, IZ, JZ, G, H, N, KZ, LZ and MZ are separate accounts established and maintained by IDS Life Insurance Company (IDS Life).

This Statement of Additional Information, dated May 1, 1997, is not a prospectus. It should be read together with the accounts' prospectus, dated May 1, 1997, which may be obtained from your financial advisor, or by writing or calling IDS Life at the address or telephone number below.



IDS Life Insurance Company
P10/199
P.O. Box 74
Minneapolis, MN 55440-0074
612-671-3131

PAGE 42
                                         TABLE OF CONTENTS

Performance Information.......................................p. 3

Calculating Annuity Payouts...................................p. 6

Rating Agencies...............................................p. 8

Principal Underwriter.........................................p. 8

Independent Auditors..........................................p. 8

Prospectus....................................................p. 8

Financial Statements
           - IDS Life Accounts F, IZ, JZ, G, H, N, KZ, LZ and MZ
           - IDS Life Insurance Company

PAGE 43
PERFORMANCE INFORMATION

Calculation of yield for Account H

IDS Life Account H, which invests in IDS Life Moneyshare Fund, calculates an annualized simple yield and compound yield based on a seven-day period.

The simple yield is calculated by determining the net change in the value of a hypothetical account having the balance of one accumulation unit at the beginning of the seven-day period. (The net change does not include capital change, but does include a pro rata share of the annual charges, including the annual contract administrative charge and the mortality and expense risk fee.) The net change in the account value is divided by the value of the account at the beginning of the period to obtain the return for the period. That return is then multiplied by 365/7 to obtain an annualized figure. The value of the hypothetical account includes the amount of any declared dividends, the value of any shares purchased with any dividend paid during the period and any dividends declared for such shares. The variable account's (account) yield does not include any realized or unrealized gains or losses, nor does it include the effect of any applicable surrender charge.

The account calculates its compound yield according to the following formula:

Compound Yield = [(return for seven-day period +1)365/7 ]  - 1

On Dec. 31, 1996, the account's annualized simple yield was 3.85% and its compound yield was 3.93%.

The rate of return, or yield, on the account's accumulation unit may fluctuate daily and does not provide a basis for determining future yields. Investors must consider, when comparing an investment in Account H with fixed annuities, that fixed annuities often provide an agreed-to or guaranteed fixed yield for a stated period of time, whereas the variable account's yield fluctuates. In comparing the yield of Account H to a money market fund, you should consider the different services that the annuity provides.

Calculation of yield for accounts investing in income funds

Quotations of yield will be based on all investment income earned during a particular 30-day period, less expenses accrued during the period (net investment income) and will be computed by dividing net investment income per accumulation unit by the value of an accumulation unit on the last day of the period, according to the following formula:

                                       YIELD = 2 [(a-b + 1)6- 1]
                                                   cd

where:    a = dividends and investment income earned during the
              period.
          b = expenses accrued for the period (net of
              reimbursements).
          c = the average daily number of accumulation units outstanding during the period that were entitled to receive dividends.
          d = the maximum offering price per accumulation unit on the last day of the period.

Yield on the account is earned from the increase in the net asset value of shares of the fund in which the account invests and from dividends declared and paid by the fund, which are automatically invested in shares of the fund.

On Dec. 31, 1996, the annualized yield for Account G was 7.64% for Account KZ 2.79% and for Account LZ 9.34%.

Calculation of average annual total return

Quotations of average annual total return for an account will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the annuity contract over a period of one, five and ten years (or, if less, up to the life of the Account), calculated according to the following formula:

                         P(1+T)n = ERV

where:       P = a hypothetical initial payment of $1,000.
             T = average annual total return.
             n = number of years.
           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year (or other) period at the end of the one, five, or ten year (or other) period (or fractional portion thereof).

PAGE 45
The following performance figures are calculated on the basis of historical performance of the funds.

                    Average Annual Total Return For Period Ended: Dec. 31, 1996

Average Annual Total Return with Surrender

                                                                                     Since
Account investing in:                     1 Year        5 Year       10 Year       Inception
--------------------

IDS Life
  Aggressive Growth Fund (1/92)*           7.94%            -%            -%          10.08%
  Capital Resource Fund (10/81)           -0.22          6.23         12.28               -
  International Equity Fund (1/92)         1.36             -             -            7.32
  Managed Fund (4/86)                      8.70          8.67         11.29               -
  Moneyshare Fund (10/81)                 -3.11          1.62          4.46               -
  Special Income Fund (10/81)             -1.21          7.54          7.81               -
  Growth Dimensions Fund (4/96)               -             -             -            3.80
  Global Yield Fund (4/96)                    -             -             -            0.12
  Income Advantage Fund (4/96)                -             -             -           -2.06

Average Annual Total Return without Surrender

                                                                                     Since
Account Investing in:                     1 Year        5 Year       10 Year       Inception
--------------------

IDS Life
  Aggressive Growth Fund (1/92)           14.94%            -%            -%          11.03%
  Capital Resource Fund (10/81)            6.78          7.30         12.28               -
  International Equity Fund (1/92)         8.36             -             -            8.37
  Managed Fund (4/86)                     15.70          9.66         11.29               -
  Moneyshare Fund (10/81)                  3.89          2.90          4.46               -
  Special Income Fund (10/81)              5.79          8.57          7.81               -
  Growth Dimensions Fund (4/96)               -             -             -           10.80
  Global Yield Fund (4/96)                    -             -             -            7.12
  Income Advantage Fund (4/96)                -             -             -            4.94

  * inception dates of the funds are shown in parentheses

Aggregate total return

Aggregate total return represents the cumulative change in the value of an investment over a specified period of time (reflecting change in an account's accumulation unit value) and is computed by the following formula:

                               ERV - P
                                  P

where:       P = a hypothetical initial payment of $1,000.
           ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of the one, five, or ten year (or other) period at the end of the one, five, or ten year (or other) period (or fractional portion thereof).

The Securities and Exchange Commission requires that an assumption be made that the contract owner surrenders the entire contract at the end of the one, five and ten year periods (or, if less, up to the life of the account) for which performance is required to be calculated. In addition, performance figures may be shown without the deduction of a surrender charge.

PAGE 46
Total return figures reflect the deduction of all applicable charges including the contract administrative charge and mortality and expense risk fee.

Performance of the accounts may be quoted or compared to rankings, yields, or returns as published or prepared by independent rating or statistical services or publishers or publications such as The Bank Rate Monitor National Index, Barron's, Business Week, CDA Technologies, Donoghue's Money Market Fund Report, Financial Services Week, Financial Times, Financial World, Forbes, Fortune, Global Investor, Institutional Investor, Investor's Daily, Kiplinger's Personal Finance, Lipper Analytical Services, Money, Morningstar, Mutual Fund Forecaster, Newsweek, The New York Times, Personal Investor, Stanger Report, Sylvia Porter's Personal Finance, USA Today, U.S. News and World Report, The Wall Street Journal and Wiesenberger Investment Companies Service.

CALCULATING ANNUITY PAYOUTS

The Variable Account

The following calculations are done separately for each of the variable accounts. The separate monthly payouts, added together, make up your total variable annuity payout.

Initial Payout:  To compute your first monthly payment, we:
o determine the dollar value of your annuity as of the valuation date seven days before the retirement date and then deduct any applicable premium tax.

o apply the result to the annuity table contained in the contract or another table at least as favorable. The annuity table shows the amount of the first monthly payment for each $1,000 of value which depends on factors built into the table, as described below.

Annuity Units: The value of your account is then converted to annuity units. To compute the number credited to you, we divide the first monthly payment by the annuity unit value (see below) on the valuation date on (or next day preceding) the seventh calendar day before the retirement date. The number of units in your account is fixed. The value of the units fluctuate with the performance of the underlying mutual fund.

Subsequent Payouts:  To compute later payouts, we multiply:
o the annuity unit value on the valuation date on or immediately preceding the seventh calendar day before the payout is due; by
o  the fixed number of annuity units credited to you.

Annuity Table: The table shows the amount of the first monthly payment for each $1,000 of contract value according to the age and, when applicable, the sex of the annuitant. (Where required by law, we will use a unisex table of settlement rates.) The table assumes

PAGE 47
that the contract value is invested at the beginning of the annuity payout period and earns a 5% rate of return, which is reinvested and helps to support future payouts.

Substitution of 3.5% Table: If you ask us at least 30 days before the retirement date, we will substitute an annuity table based on an assumed 3.5% investment rate for the 5% table in the contract. The assumed investment rate affects both the amount of the first payout and the extent to which subsequent payouts increase or decrease. Using the 5% table results in a higher initial payment, but later payouts will increase more slowly when annuity unit values are rising and decrease more rapidly when they are declining.

Annuity Unit Values: This value was originally set at $1 for each variable account. To calculate later values we multiply the last annuity value by the product of: o the net investment factor; and o the neutralizing factor. The purpose of the neutralizing factor is to offset the effect of the assumed investment rate built into the annuity table. With an assumed investment rate of 5%, the neutralizing factor is 0.999866 for a one day valuation period.

Net Investment Factor:
o Determined each business day by adding the underlying mutual fund's current net asset value per share plus per share amount of any current dividend or capital gain distribution; then
o dividing  that sum by the previous net asset value per share;  and
o subtracting the percentage factor representing the mortality and expense risk fee from the result.

Because the net asset value of the underlying mutual fund may fluctuate, the net investment factor may be greater or less than one, and the accumulation unit value may increase or decrease. You bear this investment risk in a variable account.

The Fixed Account

Your fixed annuity payout amounts are guaranteed. Once calculated, your payout will remain the same and never change. To calculate your annuity payouts we:

o take the value of your fixed account at the retirement date or the date you have selected to begin receiving your annuity payouts; then
o using an annuity table we apply the value according to the annuity payout plan you select; and

o the annuity payout table we use will be the one in effect at the time you choose to begin your annuity payouts. The table will be equal to or greater than the table in your contract.

PAGE 48
RATING AGENCIES

The following chart reflects the ratings given to IDS Life by independent rating agencies. These agencies evaluate the financial soundness and claims-paying ability of insurance companies based on a number of different factors. This information does not relate to the management or performance of the variable accounts of the annuity. This information relates only to the fixed account and reflects IDS Life's ability to make annuity payouts and to pay death benefits and other distributions from the annuity.

Rating agency            Rating

A.M. Best                  A+
                       (Superior)

Duff & Phelps             AAA

Moody's                   Aa2

PRINCIPAL UNDERWRITER

The principal underwriter for the accounts is IDS Life which offers the variable annuities on a continuous basis.

Surrender charges received by IDS Life for 1996, 1995 and 1994, aggregated $11,956,753, $10,125,762 and $6,969,493, respectively. Commissions paid by IDS Life for 1996, 1995 and 1994, aggregated $17,247,007, $9,019,184 and
$17,331,801, respectively. The surrender charges were applied toward payment of commissions.

INDEPENDENT AUDITORS

The financial statements of IDS Life Accounts F, IZ, JZ, G, H, N, KZ, LZ and MZ including the statements of net assets as of December 31, 1996, and the related statements of operations for the year then ended, except for IDS Life Accounts KZ, LZ and MZ which are for the period April 30, 1996 (commencement of operations) to December 31, 1996 and the related statements of changes in net assets for each of the two years in the period then ended, except for IDS Life Accounts KZ, LZ and MZ which are for the period April 30, 1996 (commencement of operations) to December 31, 1996 and the consolidated financial statements of IDS Life Insurance Company as of December 31, 1996 and for each of the three years in the period then ended, appearing in this SAI, have been audited by Ernst & Young LLP, independent auditors, as stated in their reports appearing herein.

PROSPECTUS

The prospectus dated May 1, 1997, is hereby incorporated in this Statement of Additional Information by reference.

IDS Life Financial Information

The financial statements shown below are those of the insurance company and not those of any other entity. They are included for the purpose of informing the investor as to the financial condition of the insurance company and its ability to carry out its obligations under its variable contracts.

                           IDS LIFE INSURANCE COMPANY
                           CONSOLIDATED BALANCE SHEETS


                                                        Dec. 31,       Dec. 31,
ASSETS                                                    1996           1995
------                                                    ----        ---------
                                                             (thousands)

Investments:
Fixed maturities:
Held to maturity, at amortized cost (Fair value:
1996, $10,521,650; 1995, $11,878,377) ..............   $10,236,379   $11,257,591
Available for sale, at fair value (Amortized cost:
1996, $11,008,622; 1995, $10,146,136) ..............    11,146,845    10,516,212
Mortgage loans on real estate ......................     3,493,364     2,945,495
Policy loans .......................................       459,902       424,019
Other investments ..................................       251,465       146,894

Total investments ..................................    25,587,955    25,290,211

Cash and cash equivalents ..........................       224,603        72,147
Amounts recoverable from reinsurers ................       157,722       114,387
Amounts due from brokers ...........................        11,047            --
Other accounts receivable ..........................        44,089        39,108
Accrued investment income ..........................       343,313       348,008
Deferred policy acquisition costs ..................     2,330,805     2,025,725
Deferred income taxes ..............................        33,923            --
Other assets .......................................        37,364        36,410
Separate account assets ............................    18,535,160    14,974,082

Total assets .......................................   $47,305,981   $42,900,078
                                                       ===========   ===========

                           IDS LIFE INSURANCE COMPANY
                     CONSOLIDATED BALANCE SHEETS (continued)


                                                       Dec. 31,        Dec. 31
LIABILITIES AND STOCKHOLDER'S EQUITY                    1996             1995
------------------------------------                    ----             ----
                                                             (thousands)


Liabilities:
Future policy benefits:
Fixed annuities ....................................   $21,838,008   $21,404,836
Universal life-type insurance ......................     3,177,149     3,076,847
Traditional life insurance .........................       209,685       209,249
Disability income and long-term care insurance .....       424,200       327,157

Policy claims and other
policyholders' funds ...............................        83,634        56,323
Deferred income taxes ..............................          --         112,904
Amounts due to brokers .............................       261,987       121,618
Other liabilities ..................................       332,078       285,354
Separate account liabilities .......................    18,535,160    14,974,082

Total liabilities ..................................    44,861,901    40,568,370

Stockholder's equity:
Capital stock, $30 par value per share;
100,000 shares authorized, issued and outstanding ..         3,000         3,000
Additional paid-in capital .........................       283,615       278,814
Net unrealized gain on investments .................        86,102       230,129
Retained earnings ..................................     2,071,363     1,819,765

Total stockholder's equity .........................     2,444,080     2,331,708

Total liabilities and stockholder's equity .........   $47,305,981   $42,900,078
                                                       ===========   ===========

Commitments and contingencies (Note 6)

See accompanying notes to consolidated financial statements.

                                              IDS LIFE INSURANCE COMPANY
                                           CONSOLIDATED STATEMENTS OF INCOME

                                                                   Years ended Dec. 31,
                                                       1996               1995                1994
                                                       ----               ----                ----
                                                                      (thousands)
Revenues:
Premiums:
Traditional life insurance                        $    51,403         $   50,193          $   48,184
Disability income and long-term care insurance        131,518            111,337              96,456

Total premiums                                        182,921            161,530             144,640

Policyholder and contractholder charges               302,999            256,454             219,936
Management and other fees                             271,342            215,581             164,169
Net investment income                               1,965,362          1,907,309           1,781,873
Net realized loss on investments                         (159)            (4,898)             (4,282)

Total revenues                                      2,722,465          2,535,976           2,306,336

Benefits and expenses:
Death and other benefits:
Traditional life insurance                             26,919             29,528              28,263
Universal life-type insurance
and investment contracts                               85,017             71,691              52,027
Disability income and
long-term care insurance                               19,185             16,259              13,393

Increase (decrease) in liabilities for future policy benefits:
Traditional life insurance                              1,859             (1,315)             (3,229)
Disability income and
long-term care insurance                               57,230             51,279              37,912

Interest credited on universal life-type
insurance and investment contracts                  1,370,468          1,315,989           1,174,985
Amortization of deferred policy acquisition costs     278,605            280,121             280,372
Other insurance and operating expenses                261,468            211,642             210,101

Total benefits and expenses                         2,100,751          1,975,194           1,793,824

Income before income taxes                            621,714            560,782             512,512

Income taxes                                         207,138            195,842             176,343

Net income                                         $  414,576         $  364,940          $  336,169
                                                   ==========         ==========          ==========

See accompanying notes to consolidated financial statements.

                                               IDS LIFE INSURANCE COMPANY
                                  CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY
                                             Three years ended Dec. 31, 1996
                                                       (thousands)

                                                            Additional    Net Unrealized
                                              Capital           Paid-In     Gain (Loss) on     Retained
                                               Stock            Capital       Investments      Earnings            Total
                                               -----            -------       -----------      --------            -----
Balance, Dec. 31, 1993                         $3,000         $ 222,000     $      114        $1,468,230       $1,693,344
Initial adoption of SFAS No. 115                   --                --        181,269                --          181,269
Net income                                         --                --             --           336,169          336,169
Change in net unrealized
gain (loss) on  investments                        --                --       (457,091)               --         (457,091)
Cash dividends                                     --                --             --          (165,000)        (165,000)

Balance, Dec. 31, 1994                          3,000           222,000       (275,708)        1,639,399        1,588,691
Net income                                         --                --             --           364,940          364,940
Change in net unrealized
gain (loss) on investments                         --                --        505,837                --          505,837
Capital contribution from parent                   --            56,814             --                --           56,814
Loss on reinsurance transaction
with affiliate                                     --                --             --            (4,574)          (4,574)
Cash dividends                                     --                --             --          (180,000)        (180,000)

Balance, Dec. 31, 1995                          3,000           278,814        230,129         1,819,765        2,331,708
Net income                                         --                --             --           414,576          414,576
Change in net unrealized
gain (loss) on investments                         --                --       (144,027)               --         (144,027)
Capital contribution from parent                   --             4,801             --                --            4,801
Other changes                                      --                --             --             2,022            2,022
Cash dividends                                     --                --             --          (165,000)        (165,000)

Balance, Dec. 31, 1996                         $3,000          $283,615       $ 86,102        $2,071,363       $2,444,080
                                                =====           =======         ======          ========         ========

See accompanying notes to consolidated financial statements.

                                                   IDS LIFE INSURANCE COMPANY
                                              CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                       Years ended Dec. 31,
                                                            1996               1995                1994
                                                            ----               ----                ----
                                                                            (thousands)
Cash flows from operating activities:
Net income                                               $ 414,576          $ 364,940           $ 336,169
Adjustments to reconcile net income to
net cash (used in) provided by operating activities:
Policy loan issuance, excluding universal
life-type insurance                                        (49,314)           (46,011)            (37,110)
Policy loan repayment, excluding universal
life-type insurance                                         41,179             36,416              33,384
Change in amounts recoverable from reinsurers              (43,335)           (34,083)            (25,006)
Change in other accounts receivable                         (4,981)            12,231             (28,551)
Change in accrued investment income                          4,695            (30,498)            (10,333)
Change in deferred policy acquisition
costs, net                                                (294,755)          (196,963)           (192,768)
Change in liabilities for future policy
benefits for traditional life,
disability income and
long-term care insurance                                    97,479             85,575              55,354
Change in policy claims and other
policyholders' funds                                        27,311              6,255               5,552
Change in deferred income taxes                            (65,609)           (33,810)            (19,176)
Change in other liabilities                                 46,724             (6,548)               (122)
(Accretion of discount)
amortization of premium, net                               (23,032)           (22,528)             30,921
Net realized loss on investments                               159              4,898               4,282
Policyholder and contractholder
charges, non-cash                                         (154,286)          (140,506)           (126,918)
Other, net                                                 (10,816)             3,849              (8,709)

Net cash (used in) provided by operating
activities                                               $ (14,005)         $   3,217           $  16,969

                                              IDS LIFE INSURANCE COMPANY
                                    CONSOLIDATED STATEMENTS OF CASH FLOWS (continued)


                                                                         Years ended Dec. 31,
                                                            1996               1995                1994
                                                                            (thousands)
Cash flows from investing activities:
Fixed maturities held to maturity:
Purchases                                             $    (43,751)      $ (1,007,208)         $ (879,740)
Maturities, sinking fund payments and calls                759,248            538,219           1,651,762
Sales                                                      279,506            332,154              58,001
Fixed maturities available for sale:
Purchases                                               (2,299,198)        (2,452,181)         (2,763,278)
Maturities, sinking fund payments and calls              1,270,240            861,545           1,234,401
Sales                                                      238,905            136,825             374,564
Other investments, excluding policy loans:
Purchases                                                 (904,536)          (823,131)           (634,807)
Sales                                                      236,912            160,521             243,862
Change in amounts due from brokers                         (11,047)             7,933              (2,214)
Change in amounts due to brokers                           140,369           (105,119)           (124,749)

Net cash used in investing activities                     (333,352)        (2,350,442)           (842,198)

Cash flows from financing activities:
Activity related to universal life-type insurance
and investment contracts:
Considerations received                                  3,567,586          4,189,525           3,566,814
Surrenders and death benefits                           (4,250,294)        (3,141,404)         (3,602,392)
Interest credited to account balances                    1,370,468          1,315,989           1,174,985
Universal life-type insurance policy loans:
Issuance                                                   (86,501)           (84,700)            (78,239)
Repayment                                                   58,753             52,188              50,554
Capital contribution from parent                             4,801                 --                  --
Cash dividends to parent                                  (165,000)          (180,000)           (165,000)

Net cash provided by financing activities                  499,813          2,151,598             946,722

Net increase (decrease) in cash and
cash equivalents                                           152,456           (195,627)            121,493

Cash and cash equivalents at
beginning of year                                           72,147            267,774             146,281

Cash and cash equivalents at
end of year                                          $     224,603        $    72,147         $   267,774
                                                         =========           ========            ========

See accompanying notes to consolidated financial statements.

                           IDS LIFE INSURANCE COMPANY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                  ($ thousands)

1. Summary of significant accounting policies

   Nature of business

   IDS Life Insurance Company (the Company) is a stock life insurance company organized under the laws of the State of Minnesota. The Company is a wholly owned subsidiary of American Express Financial Corporation, which is a wholly owned subsidiary of American Express Company. The Company serves residents of all states except New York. IDS Life Insurance Company of New York is a wholly owned subsidiary of the Company and serves New York State residents. The Company also wholly owns American Enterprise Life Insurance Company, American Centurion Life Assurance Company (ACLAC) and American Partners Life Insurance Company.

   The Company's principal products are deferred annuities and universal life insurance, which are issued primarily to individuals. It offers single premium and flexible premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities are offered as well. The Company's insurance products include universal life (fixed and variable), whole life, single premium life and term products (including waiver of premium and accidental death benefits). The Company also markets disability income and long-term care insurance.

   Basis of presentation

   The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries. All material intercompany accounts and transactions have been eliminated in consolidation.

   The accompanying consolidated financial statements have been prepared in conformity with generally accepted accounting principles which vary in certain respects from reporting practices prescribed or permitted by state insurance regulatory authorities.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Investments

   Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and all marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are carried as a separate component of stockholder's equity, net of deferred taxes.

   Realized investment gain or loss is determined on an identified cost basis.

   Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

   Mortgage loans on real estate are carried at amortized cost less reserves for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

   Impairment of mortgage loans is measured as the excess of the loan's recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loans losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

   The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgement as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

   The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

   Policy loans are carried at the aggregate of the unpaid loan balances which do not exceed the cash surrender values of the related policies.

   When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

   Statements of cash flows

   The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

   Supplementary information to the consolidated statements of cash flows for the years ended Dec. 31 is summarized as follows:

                                         1996         1995          1994
                                      ---------      --------      -----
     Cash paid during the year for:
       Income taxes                    $317,283     $191,011     $226,365
       Interest on borrowings             4,119        5,524        1,553

   Recognition of profits on annuity contracts and insurance policies

   Profits on fixed deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses.

   The retrospective deposit method is used in accounting for universal life-type insurance. This method recognizes profits over the lives of the policies in proportion to the estimated gross profits expected to be realized.

   Premiums on traditional life, disability income and long-term care insurance policies are recognized as revenue when due, and related benefits and expenses are associated with premium revenue in a manner that results in recognition of profits over the lives of the insurance policies. This association is accomplished by means of the provision for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

   Policyholder and contractholder charges include the monthly cost of insurance charges and issue and administrative fees. These charges also include the minimum death benefit guarantee fees received from the variable life insurance separate accounts. Management and other fees include investment management fees and mortality and expense risk fees from the variable annuity and variable life insurance separate accounts and underlying funds.

   Deferred policy acquisition costs

   The costs of acquiring new business, principally sales compensation, policy issue costs, underwriting and certain sales expenses, have been deferred on insurance and annuity contracts. The deferred acquisition costs for most single premium deferred annuities and installment annuities are amortized in relation to surrender charge revenue and a portion of the excess of investment income earned from investment of the contract considerations over the interest credited to contract owners. The costs for universal life-type insurance and certain installment annuities are amortized as a percentage of the estimated gross profits expected to be realized on the policies. For traditional life, disability income and long-term care insurance policies, the costs are amortized over an appropriate period in proportion to premium revenue.

   Liabilities for future policy benefits

   Liabilities for universal life-type insurance, single premium deferred annuities and installment annuities are accumulation values.

   Liabilities for fixed annuities in a benefit status are based on the Progressive Annuity Table with interest at 5 percent, the 1971 Individual Annuity Table with interest at 7 percent or 8.25 percent, or the 1983a Table with various interest rates ranging from 5.5 percent to 9.5 percent, depending on year of issue.

   Liabilities for future benefits on traditional life insurance are based on the net level premium method and anticipated rates of mortality, policy persistency and interest earnings. Anticipated mortality rates generally approximate the 1955-1960 Select and Ultimate Basic Table for policies issued prior to 1980, the 1965-1970 Select and Ultimate Basic Table for policies issued from 1981-1984 and the 1975-1980 Select and Ultimate Basic Table for policies issued after 1984. Anticipated policy persistency rates vary by policy form, issue age and policy duration with persistency on cash value plans generally anticipated to be better than persistency on term insurance plans. Anticipated interest rates are 4% for policies issued before 1974, 5.25% for policies issued from 1974-1980, and range from 10% to 6% depending on policy form, issue year and policy duration for policies issued after 1980.

   Liabilities for future disability income policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method and anticipated rates of morbidity, mortality, policy persistency and interest earnings. Anticipated morbidity rates are based on the 1964 Commissioners Disability Table for policies issued before 1996 and the 1985 CIDA table for policies issued in 1996. Anticipated mortality rates are based on the 1958 Commissioners Standard Ordinary Table for policies issued before 1996 and the 1975-1980 Basic Table for policies issued in 1996. Anticipated policy persistency rates vary by policy form, occupation class, issue age and policy duration. Anticipated interest rates are 3% for policies issued before 1996 and grade from 7.5% to 5% over five years for policies issued in 1996. Claim reserves are calculated on the basis of anticipated rates of claim continuance and interest earnings. Anticipated claim continuance rates are based on the 1964 Commissioners Disability Table for claims incurred before 1993 and the 1985 CIDA Table for claims incurred after 1992. Anticipated interest rates are 8% for claims incurred prior to 1992, 7% for claims incurred in 1992 and 6% for claims incurred after 1992.

   Liabilities for future long-term care policy benefits include both policy reserves and claim reserves. Policy reserves are based on the net level premium method and anticipated rates of morbidity, mortality, policy persistency and interest earnings. Anticipated morbidity rates are based on the 1985 National Nursing Home Survey. Anticipated mortality rates are based on the 1983a Table. Anticipated policy persistency rates vary by policy form, issue age and policy duration. Anticipated interest rates are 9.5% grading to 7% over 10 years for policies issued from 1989-1992 and 7.75% grading to 7% over 4 years for policies issued after 1992. Claim reserves are calculated on the basis of anticipated rates of claim continuance and interest earnings. Anticipated claim continuance rates are based on the 1985 National Nursing Home Survey. Anticipated interest rates are 8% for claims incurred prior to 1992, 7% claims incurred in 1992 and 6% for claims incurred after 1992.

   Reinsurance

   The maximum amount of life insurance risk retained by the Company on any one life is $750 of life and waiver of premium benefits plus $50 of accidental death benefits. The maximum amount of disability income risk retained by the Company on any one life is $6 of monthly benefit for benefit periods longer than three years. The excesses are reinsured with other life insurance companies on a yearly renewable term basis. Graded premium whole life and long-term care policies are primarily reinsured on a coinsurance basis.

   Federal income taxes

   The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between American Express Financial Corporation and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of American Express Financial Corporation to reimburse subsidiaries for all tax benefits.

   Included  in other  liabilities  at Dec.  31,  1996 and 1995 are  $33,358 and
   ($13,415),  respectively,   receivable  from/(payable  to)  American  Express
   Financial Corporation for federal income taxes.

   Separate account business

   The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life insurance contract owners.

   The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and the beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate accounts for such actuarial adjustments for variable annuities that are in the benefit payment period. For variable life insurance, the Company guarantees that the rates at which insurance charges and administrative fees are deducted from contract funds will not exceed contractual maximums. The Company also guarantees that the death benefit will continue payable at the initial level regardless of investment performance so long as minimum premium payments are made.

   Accounting changes

   The Financial Accounting Standards Board's (FASB) Statement of Financial Accounting Standards (SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of," was effective Jan. 1, 1996. The new rule did not have a material impact on the Company's results of operations or financial condition. The Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." The effect of adopting the new rule was to increase stockholder's equity by $181,269, net of tax, as of Jan. 1, 1994, but the adoption had no impact on the Company's net income.

   Reclassification

   Certain 1995 and 1994 amounts have been reclassified to conform to the 1996 presentation.

2. Investments

   Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

   Net realized gain (loss) on investments for the years ended Dec. 31 is summarized as follows:

                                          1996           1995            1994
                                       --------        --------        --------

   Fixed maturities ............       $  8,736        $  9,973        $ (1,575)
   Mortgage loans ..............         (8,745)        (13,259)         (3,013)
   Other investments ...........           (150)         (1,612)            306
                                       --------        --------        --------
                                       $   (159)       $ (4,898)       $ (4,282)
                                       ========        ========        ========

   Changes in net unrealized appreciation (depreciation) of investments for the years ended Dec. 31 are summarized as follows:

                                         1996          1995            1994
                                     ----------    ------------     -----------
   Fixed maturities:
      Held to maturity .......     $  (335,515)     $ 1,195,847     $(1,329,740)
      Available for sale .....        (231,853)         811,649        (720,449)
   Equity securities .........             (52)           3,118          (2,917)

   The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at Dec. 31, 1996 are as follows:

                                                    Gross       Gross
                                        Amortized  Unrealized  Unrealized   Fair
   Held to maturity                         Cost      Gains     Losses      Value
   ----------------                         ----      -----     ------      -----
   U.S. Government agency obligations    $ 44,002    $   933  $  1,276     $ 43,659
   State and municipal obligations          9,685        412        --       10,097
   Corporate bonds and obligations      8,057,997    356,687    47,639    8,367,045
   Mortgage-backed securities           2,124,695     21,577    45,423    2,100,849
                                     ------------  ---------   ------- ------------
                                      $10,236,379   $379,609   $94,338  $10,521,650
                                      ===========   ========   =======  ===========

                                                      Gross       Gross
                                       Amortized  Unrealized  Unrealized       Fair
   Available for sale                       Cost      Gains      Losses        Value
   ------------------                       ----      -----      ------        -----
   U.S. Government agency obligations $    77,944   $  2,607   $     96  $    80,455
   State and municipal obligations         11,032      1,336         --       12,368
   Corporate bonds and obligations      3,701,604    122,559     24,788    3,799,375
   Mortgage-backed securities           7,218,042    104,808     68,203    7,254,647
                                       ----------   --------     ------  -----------
   Total fixed maturities              11,008,622    231,310     93,087   11,146,845
   Equity securities                        3,000        308         --        3,308
                                      -----------   --------    -------  -----------
                                      $11,011,622   $231,618    $93,087  $11,150,153
                                      ===========   ========    =======  ===========

   The amortized cost, gross unrealized gains and losses and fair values of investments in fixed maturities and equity securities at Dec. 31, 1995 are as follows:

                                                       Gross         Gross
                                          Amortized   Unrealized   Unrealized     Fair
   Held to maturity                           Cost      Gains       Losses        Value

   U.S. Government agency obligations   $    64,523   $  3,919     $    --   $    68,442
   State and municipal obligations           11,936        362          32        12,266
   Corporate bonds and obligations        8,921,431    620,327      36,786     9,504,972
   Mortgage-backed securities             2,259,701     42,684       9,688     2,292,697
                                        -----------  ---------     -------   -----------
                                        $11,257,591   $667,292     $46,506   $11,878,377
                                        ===========   ========     =======   ===========

                                                        Gross        Gross
                                          Amortized   Unrealized   Unrealized     Fair
   Available for sale                        Cost       Gains       Losses        Value

   U.S. Government agency obligations   $    84,082  $   3,248    $     50   $    87,280
   State and municipal obligations           11,020      1,476          --        12,496
   Corporate bonds and obligations        2,514,308    186,596       3,451     2,697,453
   Mortgage-backed securities             7,536,726    206,288      24,031     7,718,983
                                         ----------   --------     -------    ----------
   Total fixed maturities                10,146,136    397,608      27,532    10,516,212
   Equity securities                          3,156        361          --         3,517
                                         ----------   --------     -------    ----------
                                        $10,149,292   $397,969     $27,532   $10,519,729
                                        ===========   ========     =======   ===========

   The amortized cost and fair value of investments in fixed maturities at Dec. 31, 1996 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                           Amortized             Fair
   Held to maturity                           Cost               Value

   Due in one year or less               $    197,711       $    200,134
   Due from one to five years               2,183,374          2,294,335
   Due from five to ten years               4,606,775          4,779,690
   Due in more than ten years               1,123,824          1,146,642
   Mortgage-backed securities               2,124,695          2,100,849
                                         ------------       ------------
                                          $10,236,379        $10,521,650

                                            Amortized             Fair
   Available for sale                         Cost                Value

   Due in one year or less               $    227,051       $    229,650
   Due from one to five years                 851,428            899,098
   Due from five to ten years               2,140,579          2,182,079
   Due in more than ten years                 571,522            581,371
   Mortgage-backed securities               7,218,042          7,254,647
                                         ------------       ------------
                                          $11,008,622        $11,146,845

   During the years ended Dec. 31, 1996, 1995 and 1994, fixed maturities classified as held to maturity were sold with amortized cost of $277,527, $333,508 and $61,290, respectively. Net gains and losses on these sales were not significant. The sale of these fixed maturities was due to significant deterioration in the issuers' creditworthiness.

   As a result of adopting the FASB Special Report, "A Guide to Implementation of Statement 115 on Accounting for Certain Investments in Debt and Equity Securities," the Company reclassified securities with a book value of $91,760 and net unrealized gains of $881 from held to maturity to available for sale in December 1995.

   In addition, fixed maturities available for sale were sold during 1996 with proceeds of $238,905 and gross realized gains and losses of $571 and $16,084, respectively. Fixed maturities available for sale were sold during 1995 with proceeds of $136,825 and gross realized gains and losses of $nil and $5,781, respectively. Fixed maturities available for sale were sold during 1994 with proceeds of $374,564 and gross realized gains and losses of $1,861 and $7,602, respectively.

   At Dec. 31, 1996, bonds carried at $13,571 were on deposit with various states as required by law.

   Net investment income for the years ended Dec. 31 is summarized as follows:

                                         1996            1995           1994
                                        ---------       -------        -----

   Interest on fixed maturities       $1,666,929      $1,656,136    $1,556,756
   Interest on mortgage loans            283,830         232,827       196,521
   Other investment income                43,283          35,936        38,366
   Interest on cash equivalents            5,754           5,363         6,872
                                   -------------         -------   -----------
                                       1,999,796       1,930,262     1,798,515
   Less investment expenses               34,434          22,953        16,642
                                    ------------       ---------    ----------
                                      $1,965,362      $1,907,309    $1,781,873
                                      ==========      ==========    ==========

   At Dec. 31, 1996, investments in fixed maturities comprised 84 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $1.9 billion which are rated by American Express Financial Corporation internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on Dec. 31 is as follows:

     Rating                              1996               1995
     ------                          -----------         -----------
     Aaa/AAA ....................... $ 9,460,134         $ 9,907,664
     Aaa/AA ........................       2,870               3,112
     Aa/AA .........................     241,914             279,403
     Aa/A ..........................     192,631             154,846
     A/A ...........................   2,949,895           3,104,122
     A/BBB .........................   1,034,661             871,782
     Baa/BBB .......................   4,531,515           4,417,654
     Baa/BB ........................     768,285             657,633
     Below investment grade ........   2,063,096           2,007,511
                                     -----------         -----------
                                     $21,245,001         $21,403,727

   At Dec. 31, 1996, 95 percent of the securities rated Aaa/AAA are GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer are greater than 1 percent of the Company's total investments in fixed maturities.

   At Dec. 31, 1996, approximately 13.7 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                                 Dec. 31, 1996               Dec. 31, 1995
                           -------------------------    ------------------------
                           On Balance   Commitments    On Balance   Commitments
     Region                   Sheet     to Purchase       Sheet     to Purchase
   ------------------      -----------   -----------    -----------   ----------
   East North Central      $  777,960      $  19,358     $  720,185    $ 67,206
   West North Central         389,285         29,620        303,113      34,411
   South Atlantic             891,852         35,007        732,529     111,967
   Middle Atlantic            553,869         17,959        508,634      37,079
   New England                310,177         14,042        244,816      40,452
   Pacific                    190,770          4,997        168,272      23,161
   West South Central         105,173         11,246         61,860      27,978
   East South Central          75,176             --         58,462      10,122
   Mountain                   236,597         11,401        184,964      16,774
                           ----------       --------       --------      ------
                            3,530,859        143,630      2,982,835     369,150
   Less allowance for losses   37,495             --         37,340          --
                           ----------       --------        -------         ---
                           $3,493,364       $143,630     $2,945,495    $369,150
                           ==========       ========     ==========    ========

                                   Dec. 31, 1996                Dec. 31, 1995
                           -------------------------    ------------------------
                           On Balance    Commitments    On Balance   Commitments
     Property type             Sheet     to Purchase       Sheet     to Purchase
-----------------------     ---------      ---------    -----------  -----------
Department/retail stores   $1,154,179      $  68,032    $   985,660    $ 134,538
Apartments                  1,119,352         23,246      1,038,446       84,978
Office buildings              611,395         27,653        464,381       62,664
Industrial buildings          296,944          6,716        255,469       22,721
Hotels/motels                  97,870          6,257         31,335       48,816
Nursing/retirement homes       88,226          1,877         80,864        4,378
Mixed Use                      73,120             --         53,169           --
Medical buildings              67,178          8,289         57,772        2,495
Other                          22,595          1,560         15,739        8,560
                         ------------     ----------      ---------     --------
                            3,530,859        143,630      2,982,835      369,150
Less allowance for losses      37,495             --         37,340           --
                         ------------         ------      ---------       ------
                           $3,493,364       $143,630     $2,945,495     $369,150
                           ==========       ========     ==========     ========

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. The fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At Dec. 31, 1996 and 1995, the Company's recorded investment in impaired loans was $79,441 and $83,874 with a reserve of $16,162 and $19,307, respectively. During 1996 and 1995, the average recorded investment in impaired loans was $74,338 and $74,567, respectively.

The Company recognized $4,889 and $5,014 of interest income related to impaired loans for the year ended Dec. 31, 1996 and 1995, respectively.

The following table presents changes in the reserve for investment losses related to all loans:

                                            1996              1995
                                         ---------         --------
Balance, Jan. 1 ....................      $ 37,340         $ 35,252
Provision for investment losses ....        10,005           15,900
Loan payoffs .......................        (4,700)         (11,900)
Foreclosures .......................        (5,150)          (1,350)
Other ..............................            --             (562)
                                          --------         --------
Balance, Dec. 31 ...................      $ 37,495         $ 37,340
                                          ========         ========

At Dec. 31, 1996, the Company had commitments to purchase affordable housing limited partnership investments of $28,476, which is recorded as a liability in the accompanying balance sheets. The total amounts committed in 1997 and 1998 are $25,234 and $3,242, respectively. The Company also had commitments to purchase real estate investments for $35,425. Commitments to purchase real estate investments are made in the ordinary course of business. The fair value of these commitments is $nil.

3. Income taxes

   The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

   Income tax expense consists of the following:

                                     1996          1995          1994
                                    ------       --------      -------
   Federal income taxes:
         Current                   $260,357      $218,040     $186,508
         Deferred                   (65,609)      (33,810)     (19,175)
                                   --------      --------     --------
                                    194,748       184,230      167,333
   State income taxes-current        12,390        11,612        9,010
                                  ---------       -------       ------
   Income tax expense              $207,138      $195,842     $176,343
                                   ========      ========     ========

   Increases (decreases) to the federal tax provision applicable to pretax income based on the statutory rate are attributable to:

                                        1996                  1995                  1994
                                 -----------------     -----------------     -----------------
                                 Provision    Rate     Provision    Rate     Provision    Rate
        Federal income
          taxes based on
        the statutory rate       $217,600    35.0%      $196,274    35.0%     $179,379    35.0%
        Increases (decreases)
        are attributable to:
        Tax-excluded interest
          and dividend income      (9,636)   (1.6)        (8,524)   (1.5)       (9,939)   (2.0)
        Other, net                (13,216)   (2.1)        (3,520)   (0.6)       (2,107)   (0.4)
                                ---------   -----       --------    ----      --------    ----
        Federal income taxes     $194,748    31.3%      $184,230    32.9%     $167,333    32.6%
                                 ========   =====       ========    ====      ========    ====

   A portion of life insurance company income earned prior to 1984 was not subject to current taxation but was accumulated, for tax purposes, in a policyholders' surplus account. At Dec. 31, 1996, the Company had a policyholders' surplus account balance of $20,114. The policyholders' surplus account is only taxable if dividends to the stockholder exceed the stockholder's surplus account or if the Company is liquidated. Deferred income taxes of $7,040 have not been established because no distributions of such amounts are contemplated.

   Significant components of the Company's deferred tax assets and liabilities as of Dec. 31 are as follows:

                                           1996            1995
                                          -------         -----
   Deferred tax assets:
   Policy reserves                       $724,412       $600,176
   Life insurance guarantee
      fund assessment reserve              29,854         26,785
   Other                                    2,763             --
                                        ---------        -------
   Total deferred tax assets              757,029        626,961
                                        ---------        -------

   Deferred tax liabilities:
   Deferred policy acquisition costs      665,685        590,762
   Unrealized gain on investments          48,486        129,653
   Investments, other                       8,935         17,152
   Other                                       --          2,298
                                         --------        -------
   Total deferred tax liabilities         723,106        739,865
                                         --------        -------
   Net deferred tax assets (liabilities)$  33,923      $(112,904)
                                        =========      =========

   The Company is required to establish a "valuation allowance" for any portion of the deferred tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no such valuation allowance has been established.

4. Stockholder's equity

   During 1996, the Company received a $4,801 capital contribution from its parent, American Express Financial Corporation. During 1995, the Company received a $39,700 capital contribution from its parent in the form of investments in fixed maturities and mortgage loans. In addition, effective Jan. 1, 1995, the Company began consolidating the financial results of ACLAC. This change reflected the transfer of ownership of ACLAC from Amex Life Assurance Company (Amex Life), a former affiliate, to the Company prior to the sale of Amex Life to an unaffiliated third party on Oct. 2, 1995. This transfer of ownership to the Company has been reflected as a capital contribution of $17,114 in the accompanying financial statements. The effect of this change in reporting entity was not significant and prior periods have not been restated.

   As discussed in Note 5, the Company entered into a reinsurance agreement with Amex Life during 1995. As a result of this transaction, a loss of $4,574 was realized and reported as a direct charge to retained earnings.

   Other changes in the statements of stockholder's equity are primarily related to reinsurance transactions with affiliates.

   Retained earnings available for distribution as dividends to the parent are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $1,261,592 as of Dec. 31, 1996 and $1,103,993 as of Dec. 31, 1995 (see Note 3 with respect to the income tax effect of certain distributions). In addition, any dividend distributions in 1997 in excess of approximately $351,306 would require approval of the Department of Commerce of the State of Minnesota.

   Statutory net income for the years ended Dec. 31 and capital and surplus as of Dec. 31 are summarized as follows:

                                       1996            1995           1994
                                      ------          ------        ------
   Statutory net income            $ 365,585       $ 326,799       $ 294,699
   Statutory capital and surplus   1,565,082       1,398,649       1,261,958

   Dividends paid to American Express Financial Corporation were $165,000 in 1996, $180,000 in 1995, and $165,000 in 1994.

5. Related party transactions

   The Company has loaned funds to American Express Financial Corporation under a collateral loan agreement. The balance of the loan was $11,800 and $25,800 at Dec. 31, 1996 and 1995, respectively. This loan can be increased to a maximum of $75,000 and pays interest at a rate equal to the preceding month's effective new money rate for the Company's permanent investments. It is collateralized by equity securities valued at $116,543 at Dec. 31, 1996. Interest income on related party loans totaled $780, $1,371 and $2,894 in 1996, 1995 and 1994, respectively.

   The Company purchased a five year secured note from an affiliated company which had an outstanding balance of $nil and $19,444 at Dec. 31, 1996 and 1995, respectively. The note bears a fixed rate of 8.42 percent. Interest income on the above note totaled $1,637, $1,937 and $2,278 in 1996, 1995 and 1994, respectively.

   The Company has a reinsurance agreement whereby it assumed 100 percent of a block of single premium life insurance business from Amex Life Assurance Company (Amex Life), a former affiliate. The accompanying consolidated balance sheets at Dec. 31, 1996 and 1995 include $758,812 and $764,663, respectively, of future policy benefits related to this agreement.

   The Company has a reinsurance agreement to cede 50 percent of its long-term care insurance business to Amex Life. The accompanying consolidated balance sheets at Dec. 31, 1996 and 1995 include $134,121 and $95,484, respectively, of reinsurance receivables related to this agreement. Premiums ceded amounted to $32,917, $25,553 and $20,360 and reinsurance recovered from reinsurers amounted to $5,135, $4,998 and $3,022 for the years ended Dec. 31, 1996, 1995 and 1994, respectively.

   The Company has a reinsurance agreement to assume deferred annuity contracts from Amex Life. At Oct. 1, 1995, a $803,618 block of deferred annuities and $28,327 of deferred policy acquisition costs were transferred to the Company. The accompanying consolidated balance sheet at Dec. 31, 1996 includes $828,298 of future policy benefits related to this agreement. Contracts with future policy benefits totaling $50,400 were still reinsured with the former affiliate at Dec. 31, 1996. The remaining contracts had been novated to Company contracts.

   Until July 1, 1995, the Company participated in the IDS Retirement Plan of American Express Financial Corporation which covered all permanent employees age 21 and over who had met certain employment requirements. Effective July 1, 1995, the IDS Retirement Plan was merged with American Express Company's American Express Retirement Plan, which simultaneously was amended to include a cash balance formula and a lump sum distribution option. Employer contributions to the plan are based on participants' age, years of service and total compensation for the year. Funding of retirement costs for this plan complies with the applicable minimum funding requirements specified by ERISA. The Company's share of the total net periodic pension cost was $174, $155 and $156 in 1996, 1995 and 1994, respectively.

   The Company also participates in defined contribution pension plans of American Express Company which cover all employees who have met certain employment requirements. Company contributions to the plans are a percent of either each employee's eligible compensation or basic contributions. Costs of these plans charged to operations in 1996, 1995 and 1994 were $990, $815 and $957, respectively.

   The Company participates in defined benefit health care plans of American Express Financial Corporation that provide health care and life insurance benefits to retired employees and retired financial advisors. The plans include participant contributions and service related eligibility requirements. Upon retirement, such employees are considered to have been employees of American Express Financial Corporation. American Express Financial Corporation expenses these benefits and allocates the expenses to its subsidiaries. Accordingly, costs of such benefits to the Company are included in employee compensation and benefits and cannot be identified on a separate company basis.

   Charges  by  American  Express   Financial   Corporation  for  use  of  joint
   facilities, marketing services and other services aggregated $397,362, $377,139, and $335,183 for 1996, 1995 and 1994, respectively. Certain of these costs are included in deferred policy acquisition costs. In addition, the Company rents its home office space from American Express Financial Corporation on an annual renewable basis.

6. Commitments and contingencies

   At Dec. 31, 1996 and 1995, traditional life insurance and universal life-type insurance in force aggregated $67,274,354 and $59,683,532, respectively, of which $3,875,921 and $3,771,204 were reinsured at the respective year ends. The Company also reinsures a portion of the risks assumed under disability income and long-term care policies. Under all reinsurance agreements, premiums ceded to reinsurers amounted to $48,250, $39,399 and $31,016 and reinsurance recovered from reinsurers amounted to $15,612, $14,088, and $10,778 for the years ended Dec. 31, 1996, 1995 and 1994. Reinsurance contracts do not relieve the Company from its primary obligation to policyholders.

   A number of lawsuits have been filed against life and health insurers in jurisdictions in which the Company and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. In December 1996, an action of this type was brought against the Company and its parent, American Express Financial Corporation. The plaintiffs purport to represent a class consisting of all persons who replaced existing Company policies with new Company policies from and after Jan. 1, 1985. The complaint puts at issue various alleged sales practices and misrepresentations, alleged breaches of fiduciary duties and alleged violations of consumer fraud statutes. Plaintiffs seek damages in an unspecified amount and seek to establish a claims resolution facility for the determination of individual issues. The Company and its parent believe they have meritorious defenses to the claims raised in the lawsuit. The outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action. In the opinion of management, however, the ultimate resolution of the above lawsuit and others filed against the Company should not have a material adverse effect on the Company's consolidated financial position.

   During 1996, the Company settled the federal tax audit for 1987 through 1989 tax years. There was no material impact as a result of that audit. Also, the IRS is currently auditing the Company's 1990 through 1992 tax years. Management does not believe there will be a material impact as a result of this audit.

7. Lines of credit

   The Company has available lines of credit with two banks and its parent aggregating $175,000, of which $100,000 is with its parent. The lines of credit are at 40 to 80 basis points over the lenders' cost of funds or equal to the prime rate, depending on which line of credit agreement is used. The $25,000 line of credit with one bank expired on Dec. 31, 1996 and the Company did not seek renewal. The $50,000 line of credit with the other bank expires on June 30, 1997 and the Company expects to seek renewal. Borrowings outstanding under these agreements were $nil at Dec. 31, 1996 and 1995.

8. Derivative financial instruments

   The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

   Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives held for purposes other than trading are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

   Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit exposure related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty and industry, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

   Credit exposure related to interest rate caps and floors is measured by the replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

   The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

   The Company's holdings of derivative financial instruments are as follows:

                               Notional    Carrying      Fair      Total Credit
   Dec. 31, 1996                Amount       Value       Value       Exposure
   -------------              ---------     -------     --------   ------------
   Assets:
    Interest rate caps      $ 4,000,000     $16,227     $  7,439      $  7,439
    Interest rate floors      1,000,000       2,041        4,341         4,341
    Interest rate swaps       1,000,000          --      (24,715)           --
                             ----------     -------     --------       -------
                             $6,000,000     $18,268     $(12,935)      $11,780
                             ==========     =======     ========       =======
   Dec. 31, 1995
   Assets:
     Interest rate caps      $5,100,000     $26,680     $  8,366       $ 8,366
                             ==========     =======     ========       =======

   The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. The interest rate caps and floors expire on various dates from 1996 to 2001. The interest rate swaps are in effect through 2001.

   Interest rate caps, swaps and floors are used principally to manage the Company's interest rate risk. These instruments are used to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.

9. Fair values of financial instruments

   The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair values of life insurance obligations and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets, such as the value of the field force, are also excluded. Management believes the value of excluded assets is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                           1996                        1995
                                          ------                      -----

                                 Carrying         Fair        Carrying         Fair
   Financial Assets               Value           Value         Value         Value
   ----------------               -----           -----         -----         -----
   Investments:
     Fixed maturities (Note 2):
       Held to maturity        $10,236,379   $10,521,650   $11,257,591   $11,878,377
       Available for sale       11,146,845    11,146,845    10,516,212    10,516,212
     Mortgage loans on
       real estate (Note 2)      3,493,364     3,606,077     2,945,495     3,184,666
     Other:
       Equity securities (Note 2)    3,308         3,308         3,517         3,517
       Derivative financial
         instruments (Note 8)       18,268       (12,935)       26,680         8,366
       Other                        63,993        66,242        52,182        52,182
   Cash and
     cash equivalents (Note 1)     224,603       224,603        72,147        72,147
   Separate account assets
     (Note 1)                   18,535,160    18,535,160    14,974,082    14,974,082

   Financial Liabilities
     Future policy benefits
       for fixed annuities      20,641,986    19,721,968    20,259,265    19,603,114
     Separate account
         liabilities            17,358,087    16,688,519    14,208,619    13,665,636

   At Dec. 31, 1996 and 1995, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $1,112,155 and $1,070,598, respectively, and policy loans of $83,867 and $74,973, respectively. The fair value of these benefits is based on the status of the annuities at Dec. 31, 1996 and 1995. The fair value of deferred annuities is estimated as the carrying amount less any applicable surrender charges and related loans. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 1996 and 1995.

   At Dec. 31, 1996 and 1995, the fair value of liabilities related to separate accounts is estimated as the carrying amount less any applicable surrender charges and less variable insurance contracts carried at $1,177,073 and $765,463, respectively.

10.Segment information

   The Company's operations consist of two business segments; first, individual and group life insurance, disability income and long-term care insurance, and second, annuity products designed for individuals, pension plans, small businesses and employer-sponsored groups. The consolidated condensed statements of income for the years ended Dec. 31, 1996, 1995 and 1994 and total assets at Dec. 31, 1996, 1995 and 1994 by segment are summarized as follows:

                                          1996           1995            1994
                                         ------         ------          -----
   Net investment income:
   Life, disability income
     and long-term care insurance   $    262,998   $    256,242   $     247,047
   Annuities                           1,702,364      1,651,067       1,534,826
                                     -----------    -----------    ------------
                                     $ 1,965,362    $ 1,907,309    $  1,781,873
                                     ===========    ===========    ============
   Premiums, charges and fees:
   Life, disability income
     and long-term care insurance   $    448,389   $    384,008   $     335,375
   Annuities                             308,873        249,557         193,370
                                    ------------   ------------   -------------
                                    $    757,262   $    633,565   $     528,745
                                    ============   ============   =============
   Income before income taxes:
   Life, disability income
     and long-term care insurance   $    161,115   $    125,402   $     122,677
   Annuities                             460,758        440,278         394,117
   Net loss on investments                  (159)        (4,898)         (4,282)
                                   -------------  -------------  --------------
                                    $    621,714   $    560,782   $     512,512
                                    ============   ============   =============
   Total assets:
   Life, disability income
     and long-term care insurance   $  7,028,906   $  6,195,870    $  5,269,188
   Annuities                          40,277,075     36,704,208      30,478,355
                                     -----------    -----------     -----------
                                     $47,305,981    $42,900,078     $35,747,543
                                     ===========    ===========     ===========

   Allocations of net investment income and certain general expenses are based on various assumptions and estimates.

   Assets are not individually identifiable by segment and have been allocated principally based on the amount of future policy benefits by segment.

   Capital  expenditures  and  depreciation   expense  are  not  material,   and
   consequently, are not reported.

Report of Independent Auditors


The Board of Directors
IDS Life Insurance Company

We have audited the accompanying consolidated balance sheets of IDS Life Insurance Company (a wholly owned subsidiary of American Express Financial Corporation) as of December 31, 1996 and 1995, and the related consolidated statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 1996. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of IDS Life Insurance Company at December 31, 1996 and 1995, and the consolidated results of its operations and its cash flows for each of the three years in the period ended December 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, the Company changed its method of accounting for certain investments in debt and equity securities in 1994.



Ernst & Young LLP
February 7, 1997
Minneapolis, Minnesota

PAGE 49
STATEMENT OF DIFFERENCES

Difference                          Description


1)  Headings.                       1)  The headings in the
                                        prospectus are placed
                                        in blue strip at the top
                                        of the page.

2)  The page numbers in the         2)  The prospectus begins on
    electronic document do not          page 1 in both documents,
    correspond to the printed           ends on page 40 in the
    prospectus.                         electronic document, and
                                        page 61 in the printed
                                        prospectus.

3)  Financial language.             3)  A paragraph was added on
                                        the first page of the IDS
                                        Life Insurance Company
                                        Consolidated Balance
                                        Sheets.